                                                        REGISTRATION NO. 2-95501
                                                     FISCAL YEAR END DECEMBER 31
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20459

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 19


                                      AND

                             REGISTRATION STATEMENT
                                   UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 16


                            ------------------------

                             MONY SERIES FUND, INC.
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ARTICLES OF INCORPORATION)

                    1740 BROADWAY, NEW YORK, NEW YORK 10019
                    (ADDRESS AND PRINCIPAL EXECUTIVE OFFICE)

                                 (212)708-2000
                               (TELEPHONE NUMBER)

                          FREDERICK C. TEDESCHI, ESQ.
                  VICE PRESIDENT AND CHIEF COUNSEL, OPERATIONS
                          MONY LIFE INSURANCE COMPANY
                    1740 BROADWAY, NEW YORK, NEW YORK 10019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


It is proposed that this filing will become effective on May 1, 2000 pursuant to
                                 Rule 485 (a).


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             MONY SERIES FUND, INC.

                             CROSS REFERENCE SHEET


PART A         INFORMATION REQUIRED IN A PROSPECTUS                   PROSPECTUS SECTION
------         ------------------------------------                   ------------------
Item 1    Front and Back Cover Pages....................  Front Cover Page; Back Cover

Item 2    Risk/Return Summary: Investment Risks, and
            Performance.................................  The Fund

Item 3    Risk/Return Summary: Fee Table................  n/a

Item 4    Investment Objectives, Principal Investment
            Strategies, and Related Risks...............  The Fund

Item 5    Management's Discussion of Fund Performance...  The Fund

Item 6    Management, Organization and Capital
            Structure...................................  Management of the Fund, Legal Proceedings

Item 7    Shareholder Information.......................  Purchase and Redemption of Shares;
                                                            Determination of Net Asset Value;
                                                            Dividends, Distribution and Taxes

Item 8    Distribution Arrangements.....................  The Fund

Item 9    Financial Highlights Information..............  The Fund



                    INFORMATION REQUIRED IN A
PART B         STATEMENT OF ADDITIONAL INFORMATION        CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
------         -----------------------------------        ----------------------------------------------
Item 10   Cover Page and Table of Contents..............  Cover Page; Table of Contents

Item 11   Fund History..................................  General Information

Item 12   Description of the Fund and Its Investments
            and Risks...................................  Investment Restrictions

Item 13   Management of the Fund........................  Investment Advisory and Other Services;
                                                            Management of the Fund

Item 14   Control Persons and Principal Holders of
            Securities..................................  Control Persons

Item 15   Investment Advisory and Other Services........  Investment Advisory and Other Services;
                                                            Portfolio Brokerage and Related Practices;
                                                            Control Persons

Item 16   Brokerage Allocation and Other Practices......  Portfolio Brokerage and Related Practices;
                                                            Investment Advisory and Other Services

Item 17   Capital Stock and Other Securities............  General Information; Portfolio Brokerage and
                                                            Related Practices; Voting Rights

                    INFORMATION REQUIRED IN A
PART B         STATEMENT OF ADDITIONAL INFORMATION        CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
------         -----------------------------------        ----------------------------------------------
Item 18   Purchase, Redemption and Pricing of Shares....  Portfolio Brokerage and Related Practices;
                                                            Investment Advisory and Other Services

Item 19   Taxation of the Fund..........................  Federal Income Tax Status

Item 20   Underwriters..................................  Investment Advisory and Other Services

Item 21   Calculation of Performance Data...............  Performance Data

Item 22   Financial Statements..........................  Financial Statements

PART C    OTHER INFORMATION
-------   ----------------------------------------------

Item 23   Exhibits

Item 24   Persons Controlled by or Under Common Control
            with the Fund

Item 25   Indemnification

Item 26   Business and Other Connections of Investment
            Advisor

Item 27   Principal Underwriters

Item 28   Location of Accounts and Records

Item 29   Management Services

Item 30   Undertakings

          Signatures

                             MONY SERIES FUND, INC.

                                   PROSPECTUS
                               DATED MAY 1, 2000

MONY Series Fund, Inc. provides a wide range of investment options through its seven separate portfolios. The portfolios are:

                            EQUITY INCOME PORTFOLIO

                            EQUITY GROWTH PORTFOLIO

                        INTERMEDIATE TERM BOND PORTFOLIO

                            LONG TERM BOND PORTFOLIO

                        GOVERNMENT SECURITIES PORTFOLIO

                             MONEY MARKET PORTFOLIO

                             DIVERSIFIED PORTFOLIO

MONY SERIES FUND, INC. PORTFOLIOS ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT JUDGED THIS FUND FOR INVESTMENT MERIT. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             MONY SERIES FUND, INC.
                                   PROSPECTUS

                               DATED MAY 1, 2000


     NO PERSON MAY GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF ANY OTHER INFORMATION IS GIVEN OR OTHER REPRESENTATIONS ARE MADE, YOU MUST NOT RELY ON THEM AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                              PAGE
                                                              ----
THE FUND....................................................    1
  Portfolio Information Key.................................    1
  Equity Income Portfolio...................................    2
  Equity Growth Portfolio...................................    4
  Intermediate Term Bond Portfolio..........................    6
  Long Term Bond Portfolio..................................    8
  Government Securities Portfolio...........................   10
  Money Market Portfolio....................................   12
  Diversified Portfolio.....................................   14
  Financial Highlights......................................   16
MANAGEMENT OF THE FUND......................................   23
  Investment Adviser........................................   23
  Custodian, Transfer Agent and Dividend Disbursing Agent...   24
  Year 2000 Issue...........................................   24
  Legal Proceedings.........................................   25
PURCHASE AND REDEMPTION OF SHARES...........................   25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   25
SHARES IN THE FUND..........................................   26
THE ACCOUNTS AND THE CONTRACTS..............................   27
STATE LAW RESTRICTIONS......................................   27
DETERMINATION OF NET ASSET VALUE............................   28
  Valuation of Equity Income and Equity Growth Portfolios...   29
  Valuation of Intermediate Term Bond, Long Term Bond and
     Government Securities Portfolios.......................   29
  Valuation of Money Market Portfolio.......................   29
  Valuation of Diversified Portfolio........................   30
Appendix A..................................................  A-1
Appendix B..................................................  B-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    THE FUND

     MONY Series Fund, Inc. (the "Fund") currently has seven (7) separate portfolios. Each portfolio is in effect a separate investment fund for investment and federal tax purposes. In other respects the Fund is treated as one entity. For more detailed information, see "Shares in the Fund," at page 26. Information on each of the portfolios of the Fund is provided below.

PORTFOLIO INFORMATION KEY

  Investment Objective

     The portfolio's particular investment goals.

  Investment Strategies

     The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the portfolio invests.

  Risk Factors

     The major risk factors associated with the portfolio.

  Investment Adviser Fees

     The investment adviser fee for each portfolio.

  Portfolio Management

     The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the portfolio's day-to-day management.

  Performance Bar Chart and Table

     Provides information on returns over a period of time.

  Financial Highlights

     A table showing the portfolio's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the portfolio's historical risk level to those of other funds.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The investment objective is capital appreciation combined with a high level of current income. The investment objectives may only be changed with shareholder approval.


INVESTMENT STRATEGIES This is a stock portfolio that invests in companies with above average dividend yields. Dividend yield relative to the Standard and Poor's ("S&P") 500 Index average is used as a discipline and measure of value in selecting stocks for the portfolio. To qualify for purchase a stock's yield must be greater than the S&P yield. The effect of this discipline is that a stock whose price rises faster than its dividend increases, is sold. They will generally be listed on the New York Stock Exchange, although some may be traded over-the-counter. Primarily the fund will be invested in common stocks, but some convertible instruments and short-term obligations may be used. The portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short-term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the portfolio to meet its objective.


Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS Stocks that have above average yields generally have larger market capitalizations, are more mature and should be less volatile than those held in the Equity Growth Portfolio. A high dividend yield provides some current income, represents a measure of value and generally dampens price volatility. Even though the portfolio's stocks may be less volatile than the market, during periods of market decline they will also decline. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Equity Income Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Equity Income Graph]

                                                                        EQUITY INCOME PORTFOLIO
                                                                        -----------------------
1990                                                                             -6.73
1991                                                                             20.31
1992                                                                             10.31
1993                                                                             14.14
1994                                                                              0.78
1995                                                                             33.12
1996                                                                             19.76
1997                                                                             31.26
1998                                                                             12.63
1999                                                                              8.04

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.14% (quarter ending June 30, 1997) and the lowest return for a quarter was -11.94% (quarter ending September 30, 1990).


-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                  1 YEAR      5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------
 Equity Income Portfolio                                     8.04%      20.56%        13.75%
-----------------------------------------------------------------------------------------------
 S & P 500 Index*                                           21.03%      28.55%        18.21%
-----------------------------------------------------------------------------------------------


---------------

* This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


PORTFOLIO MANAGEMENT   MONY Life Insurance Company of America manages the
portfolio. Investment decisions are made by a committee.

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The investment objective is capital appreciation. The investment objective may only be changed with shareholder approval.


INVESTMENT STRATEGIES This is a stock portfolio that invests in companies with above average earnings growth. The primary consideration in stock selection is the rate of earnings growth relative to the price. The portfolio seeks companies that have a specific advantage (products, patents, sales force, management etc.) which enables them to grow at a superior pace. They generally achieve their sales growth by selling more units, rather than depending on price increases alone. As many of the fastest growing companies currently are traded over-the-counter, this portfolio will have correspondingly larger holdings of over-the-counter stocks. The portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the portfolio to meet its objective.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS In addition to general market risk, because this portfolio holds smaller, newer companies that operate in fast changing environments, it will be more volatile in both rising and falling markets. Stocks that have higher earnings growth rates are generally in newer, more dynamic industries. They reinvest earnings in the business rather than pay dividends and sell at higher price to earnings ratios. Expectations are higher with these companies and their investors want them to demonstrate quarter by quarter increases and can be quick to sell if they disappoint. Individual stock risk and reward will be greater than in the Equity Income Portfolio. The loss of money is a risk of investing in the Portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Equity Growth Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Equity Growth Portfolio Graph]

                                                                        EQUITY GROWTH PORTFOLIO
                                                                        -----------------------
1990                                                                             -1.45
1991                                                                             34.66
1992                                                                             -0.84
1993                                                                              9.71
1994                                                                              2.15
1995                                                                             30.54
1996                                                                             20.95
1997                                                                             30.68
1998                                                                             25.46
1999                                                                             37.98


During the ten-year period shown in the bar chart, the highest return for a quarter was 22.27% (quarter ending December 31, 1999) and the lowest return for a quarter was -15.46% (quarter ending September 30, 1990).



-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                  1 YEAR      5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------
 Equity Growth Portfolio                                    37.98%      28.99%        18.06%
-----------------------------------------------------------------------------------------------
 S & P 500 Index*                                           21.03%      28.55%        18.21%
-----------------------------------------------------------------------------------------------


---------------

* This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

INTERMEDIATE TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be change with shareholder approval.


INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Corporate Index and competing funds. All securities in the portfolio will be investment-grade. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.


Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Intermediate Term Bond Portfolio Graph]

                                                                   INTERMEDIATE TERM BOND PORTFOLIO
                                                                   --------------------------------
1990                                                                              6.90
1991                                                                             15.27
1992                                                                              6.85
1993                                                                              7.84
1994                                                                             -1.52
1995                                                                             14.82
1996                                                                              3.69
1997                                                                              7.70
1998                                                                              7.44
1999                                                                              0.23


During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).



------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                     1 YEAR      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------
 Intermediate Term Bond Portfolio                              0.23%        6.67%        6.82%
------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate Gov/Corp Index*                  0.39%        7.10%        7.26%
------------------------------------------------------------------------------------------------


---------------

* This index includes securities issued by the U.S. Government and its agencies, and publicly issued U.S. Corporate and Yankee debentures and secured notes meeting minimum quality and issuance requirements and having a maturity of more than 1 year but less than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

LONG TERM BOND PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Long Government/Corporate Index and other competing funds. The investment objectives may only be changed with shareholder approval.


INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. All securities in the portfolio will be investment-grade. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of longer than eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of the investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Long Term Bond Portfolio Graph]

                                                                       LONG TERM BOND PORTFOLIO
                                                                       ------------------------
1990                                                                              6.26
1991                                                                             17.57
1992                                                                              8.79
1993                                                                             14.21
1994                                                                             -6.14
1995                                                                             30.04
1996                                                                             -0.31
1997                                                                             13.44
1998                                                                             10.08
1999                                                                              -7.6

During the ten-year period shown in the bar chart, the highest return for a quarter was 11.44% (quarter ending June 30, 1989) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).


----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                   1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
 Long Term Bond Portfolio                                    -7.60%       8.39%        8.11%
----------------------------------------------------------------------------------------------
 Lehman Brothers Long Gov/Corp Index*                        -7.65%       8.99%        8.65%
----------------------------------------------------------------------------------------------


---------------

* This index includes securities issued by the U.S. Government and its agencies, and publicly issued U.S. Corporate and Yankee debentures and secured notes meeting minimum quality and issuance requirements and having a maturity longer than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.



PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The portfolio is a bond account that seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government Index and other competing funds. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS   While the portfolio invests in securities of the highest possible credit quality, the value of those investments can still be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. The U.S. Government or its agencies do not guarantee investments in the portfolio. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE


The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year-to-year from May 1, 1991 to December 31, 1999 and by showing how the Portfolio's average annual returns for one, five and since inception compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.

[Government Securities Portfolio Graph]

                                                                    GOVERNMENT SECURITIES PORTFOLIO
                                                                    -------------------------------
1991                                                                              9.70
1992                                                                              7.01
1993                                                                              8.18
1994                                                                             -2.68
1995                                                                             10.89
1996                                                                              3.62
1997                                                                              7.18
1998                                                                              6.85
1999                                                                              0.66


During the period since inception shown in the bar chart, the highest return for a quarter was 5.11% (quarter ending December 31, 1991) and the lowest return for a quarter was -1.87% (quarter ending March 31, 1992).



-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                           SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 1999)               1 YEAR      5 YEARS         INCEPTION
-------------------------------------------------------------------------------------------------
 Government Securities Portfolio                          0.66%       5.78%            5.98%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate US Gov Index*               0.79%       6.93%            6.71%
-------------------------------------------------------------------------------------------------


---------------

* This index includes securities issued by the U.S. Government and its agencies having a maturity of more than 1 year but less than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE   The portfolio seeks to maximize current income while
preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES   To pursue its investment objective, the portfolio
invests primarily in high quality short-term money market instruments. The portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The portfolio holds fixed and floating interest rate instruments. The portfolio does not hold more than 5% of its assets in any one issuer. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

RISK FACTORS   As with any money market fund, the fund will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the fund. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .40% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing the Portfolio's average annual returns for one, five and ten years.

How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends. BAR CHART

                                                                         DIVERSIFIED PORTFOLIO
                                                                         ---------------------
1990                                                                             7.97
1991                                                                             5.74
1992                                                                             3.38
1993                                                                             2.78
1994                                                                             3.89
1995                                                                             5.64
1996                                                                             5.12
1997                                                                             5.27
1998                                                                             5.25
1999                                                                             4.98


During the ten-year period shown in the bar chart, the highest return for a quarter was 1.93% (quarter ending September 30, 1990) and the lowest return for a quarter was 0.66% (quarter ending June 30, 1993).



-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                                10
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                      1 YEAR      5 YEARS       YEARS
-------------------------------------------------------------------------------------------------
 Money Market Portfolio                                          4.98%       5.25%        4.99%
-------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The Diversified Portfolio seeks to maximize income and capital appreciation. The investment objective may only be changed with shareholder approval.


INVESTMENT STRATEGIES The portfolio invests in a diversified mix of common stocks of U.S. and foreign companies, investment-grade corporate and government bonds, and money-market instruments. The mix of securities in the portfolio will reflect the relative attractiveness of stocks, bonds, or money-market instruments as determined by the portfolio manager. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover will cause the portfolio to incur additional transaction costs.

RISK FACTORS The value of the investments in the portfolio will fluctuate with movements in the stock and bond markets depending on the portfolio mix selected by the manager. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of .50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Diversified Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.
[Diversified Portfolio Graph]

                                                                         DIVERSIFIED PORTFOLIO
                                                                         ---------------------
1990                                                                              2.44%
1991                                                                             20.34%
1992                                                                              0.99%
1993                                                                             10.92%
1994                                                                              1.03%
1995                                                                             26.32%
1996                                                                             14.44%
1997                                                                             24.97%
1998                                                                             23.69%
1999                                                                             30.53%


During the ten-year period shown in the bar chart, the highest return for a quarter was 17.47% (quarter ending December 31, 1999) and the lowest return for a quarter was -7.10% (quarter ending September 30, 1998).



----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 1999)                   1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
 Diversified Portfolio                                       30.53%      23.87%       15.08%
----------------------------------------------------------------------------------------------
 S & P 500 Index*                                            21.03%      28.55%       18.21%
----------------------------------------------------------------------------------------------


---------------

* This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.


PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

EQUITY INCOME PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below are highlights of the operations of the Equity Income Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                    -----------------------------------------------
                                                     1999      1998      1997      1996      1995
                                                    -------   -------   -------   -------   -------
Net asset value, beginning of period..............  $ 25.95   $ 27.10   $ 23.44   $ 19.61   $ 15.53
                                                    -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income (loss)....................     0.38(c)   0.78      0.61      0.98      0.69
  Net realized and unrealized gain (loss) on
    investments...................................     1.90      2.62      5.96      2.89      4.45
                                                    -------   -------   -------   -------   -------
    Total from investment operations..............     2.28      3.40      6.57      3.87      5.14
                                                    -------   -------   -------   -------   -------
Less distributions
  Dividends from net investment income............    (0.51)    (0.88)    (1.00)    (0.04)    (0.65)
  Distributions from net capital gains............    (4.30)    (3.67)    (1.91)       --     (0.41)
                                                    -------   -------   -------   -------   -------
    Total distributions...........................    (4.81)    (4.55)    (2.91)    (0.04)    (1.06)
                                                    -------   -------   -------   -------   -------
Net asset value, end of period....................  $ 23.42   $ 25.95   $ 27.10   $ 23.44   $ 19.61
                                                    =======   =======   =======   =======   =======
    Total return..................................     8.04%    12.63%    31.26%    19.76%    33.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...................  $18,460   $19,801   $20,721   $18,572   $18,091
Ratio of expenses (excluding expense reduction) to
  average net assets..............................     0.70%     0.76%     0.59%     0.55%     0.56%
Ratio of expenses to average net assets...........     0.70%     0.75%     0.58%     0.54%     0.55%
Ratio of net investment income (loss) (excluding
  expense reduction) to average net assets........     1.56%     1.86%     2.20%     2.78%     3.54%
Ratio of net investment income (loss) to average
  net assets......................................     1.57%     1.88%     2.20%     2.79%     3.54%
Portfolio turnover................................       27%       28%       29%       29%       27%


---------------

(c) Based on average shares outstanding.

EQUITY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Equity Growth Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------------------
                                                         1999         1998       1997       1996       1995
                                                       --------     --------   --------   --------   --------
Net asset value, beginning of period.................  $  38.20     $  36.08   $  30.37   $  25.11   $  20.59
                                                       --------     --------   --------   --------   --------
Income from investment operations:
  Net investment income (loss).......................     (0.20)(c)     1.50       0.11       0.96       0.39
  Net realized and unrealized gain (loss) on
    investments......................................     14.05         6.88       8.42       4.30       5.90
                                                       --------     --------   --------   --------   --------
    Total from investment operations.................     13.85         8.38       8.53       5.26       6.29
                                                       --------     --------   --------   --------   --------
Less distributions
  Dividends from net investment income...............        --        (1.62)     (0.96)        --      (0.39)
  Distributions from net capital gains...............     (3.40)       (4.64)     (1.86)        --      (1.34)
  Distributions in excess of realized capital gain...        --           --         --         --      (0.04)
                                                       --------     --------   --------   --------   --------
    Total distributions..............................     (3.40)       (6.26)     (2.82)      0.00      (1.77)
                                                       --------     --------   --------   --------   --------
Net asset value, end of period.......................  $  48.65     $  38.20   $  36.08   $  30.37   $  25.11
                                                       ========     ========   ========   ========   ========
    Total return.....................................     37.98%       25.46%     30.68%     20.95%     30.54%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)......................  $  3,362     $  3,109   $  2,799   $  2,155   $  1,874
Ratio of expenses (excluding expense reduction) to
  average net assets.................................      1.49%        1.93%      1.33%      1.22%      1.28%
Ratio of expenses to average net assets..............      1.46%        1.82%      1.23%      1.12%      1.23%
Ratio of net investment income (loss) (excluding
  expense reduction) to average net assets...........     (0.53)%      (0.58)%     0.24%      0.53%      1.49%
Ratio of net investment income (loss) to average net
  assets.............................................     (0.49)%      (0.48)%     0.34%      0.62%      1.54%
Portfolio turnover...................................        31%          38%        46%        44%        38%


---------------

(c) Based on average shares outstanding.

INTERMEDIATE TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Intermediate Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                 1999       1998       1997       1996       1995
                                                -------    -------    -------    -------    -------
Net asset value, beginning of period..........  $ 11.33    $ 11.12    $ 10.96    $ 10.57    $  9.75
                                                -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss)................     0.61(c)    0.51       0.63       0.62       0.63
  Net realized and unrealized gain (loss) on
    investments...............................    (0.59)      0.28       0.16      (0.23)      0.82
                                                -------    -------    -------    -------    -------
    Total from investment operations..........     0.02       0.79       0.79       0.39       1.45
                                                -------    -------    -------    -------    -------
Less distributions
  Dividends from net investment income........    (0.53)     (0.58)     (0.63)        --      (0.63)
  Distributions from net capital gains........       --         --         --         --         --
                                                -------    -------    -------    -------    -------
    Total distributions.......................    (0.53)     (0.58)     (0.63)      0.00      (0.63)
                                                -------    -------    -------    -------    -------
Net asset value, end of period................  $ 10.82    $ 11.33    $ 11.12    $ 10.96    $ 10.57
                                                =======    =======    =======    =======    =======
    Total return..............................     0.23%      7.44%      7.70%      3.69%     14.82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)...............  $55,595    $59,531    $44,217    $40,045    $37,520
Ratio of expenses (excluding expense
  reduction) to average net assets............     0.57%      0.62%      0.51%      0.48%      0.49%
Ratio of expenses to average net assets.......     0.57%      0.61%      0.51%      0.47%      0.49%
Ratio of net investment income (loss)
  (excluding expense reduction) to average net
  assets......................................     5.50%      5.60%      5.97%      5.87%      6.10%
Ratio of net investment income (loss) to
  average net assets..........................     5.50%      5.61%      5.98%      5.88%      6.10%
Portfolio turnover............................       40%        18%        79%        34%        32%


---------------

(c) Based on average shares outstanding.

LONG TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Long Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 a well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                        FOR THE YEARS ENDED DECEMBER 31,
                                              -----------------------------------------------------
                                                1999        1998       1997       1996       1995
                                              --------    --------    -------    -------    -------
Net asset value, beginning of period........  $  14.17    $  13.64    $ 12.84    $ 12.88    $ 10.47
                                              --------    --------    -------    -------    -------
Income from investment operations:
  Net investment income (loss)..............      0.74(c)     0.56       0.76       0.79       0.74
  Net realized and unrealized gain (loss) on
    investments.............................     (1.80)       0.75       0.83      (0.83)      2.41
                                              --------    --------    -------    -------    -------
    Total from investment operations........     (1.06)       1.31       1.59      (0.04)      3.15
                                              --------    --------    -------    -------    -------
Less distributions
  Dividends from net investment income......     (0.53)      (0.72)     (0.79)        --      (0.74)
  Distributions from net capital gains......     (0.26)      (0.06)        --         --         --
                                              --------    --------    -------    -------    -------
    Total distributions.....................     (0.79)      (0.78)     (0.79)      0.00      (0.74)
                                              --------    --------    -------    -------    -------
Net asset value, end of period..............  $  12.32    $  14.17    $ 13.64    $ 12.84    $ 12.88
                                              ========    ========    =======    =======    =======
    Total return............................     (7.60)%     10.08%     13.44%     (0.31)%    30.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000).............  $105,317    $122,957    $75,353    $62,099    $62,018
Ratio of expenses (excluding expense
  reduction) to average net assets..........      0.55%       0.58%      0.49%      0.46%      0.48%
Ratio of expenses to average net assets.....      0.55%       0.57%      0.49%      0.46%      0.48%
Ratio of net investment income (loss)
  (excluding expense reduction) to average
  net assets................................      5.68%       5.50%      6.33%      6.40%      6.58%
Ratio of net investment income (loss) to
  average net assets........................      5.68%       5.50%      6.33%      6.40%      6.58%
Portfolio turnover..........................        43%         41%        37%        60%        79%


---------------

(c) Based on average shares outstanding.

GOVERNMENT SECURITIES PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Government Securities Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------
                                              1999        1998        1997        1996        1995
                                             -------     -------     -------     -------     ------
Net asset value, beginning of period.......  $ 11.17     $ 10.89     $ 10.58     $ 10.21     $ 9.51
                                             -------     -------     -------     -------     ------
Income from investment operations:
  Net investment income (loss).............     0.56(c)     0.33        0.45        0.45       0.34
  Net realized and unrealized gain (loss)
    on investments.........................    (0.49)       0.39        0.28       (0.08)      0.70
                                             -------     -------     -------     -------     ------
    Total from investment operations.......     0.07        0.72        0.73        0.37       1.04
                                             -------     -------     -------     -------     ------
Less distributions
  Dividends from net investment income.....    (0.33)      (0.44)      (0.42)       0.00      (0.34)
  Distributions from net capital gains.....     0.00(d)       --          --          --       0.00(d)
                                             -------     -------     -------     -------     ------
    Total distributions....................    (0.33)      (0.44)      (0.42)       0.00      (0.34)
                                             -------     -------     -------     -------     ------
Net asset value, end of period.............  $ 10.91     $ 11.17     $ 10.89     $ 10.58     $10.21
                                             =======     =======     =======     =======     ======
    Total return...........................     0.66%       6.85%       7.18%       3.62%     10.89%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)............  $57,337     $54,615     $25,066     $16,383     $8,556
Ratio of expenses (excluding expense
  reduction) to average net assets.........     0.58%       0.64%       0.56%       0.55%      0.74%
Ratio of expenses to average net assets....     0.57%       0.62%       0.54%       0.52%      0.70%
Ratio of net investment income (loss)
  (excluding expense reduction) to average
  net assets...............................     5.08%       5.09%       5.50%       5.56%      6.06%
Ratio of net investment income (loss) to
  average net assets.......................     5.09%       5.10%       5.52%       5.59%      6.10%
Portfolio turnover.........................        8%         30%         19%         13%         0%


---------------

(c) Based on average shares outstanding.


(d) Less than $.01 per share.

MONEY MARKET PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Money Market Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                       FOR THE YEARS ENDED DECEMBER 31,
                                           --------------------------------------------------------
                                             1999        1998        1997        1996        1995
                                           --------    --------    --------    --------    --------
Net asset value, beginning of period.....  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                           --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)...........      0.05        0.05        0.05        0.05        0.05
  Net realized and unrealized gain (loss)
    on investments.......................        --          --          --          --          --
                                           --------    --------    --------    --------    --------
    Total from investment operations.....      0.05        0.05        0.05        0.05        0.05
                                           --------    --------    --------    --------    --------
Less distributions
  Dividends from net investment income...     (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
  Distributions from net capital gains...        --          --          --          --          --
                                           --------    --------    --------    --------    --------
    Total distributions..................     (0.05)      (0.05)      (0.05)      (0.05)      (0.05)
                                           --------    --------    --------    --------    --------
Net asset value, end of period...........  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                           ========    ========    ========    ========    ========
    Total return.........................      4.98%       5.25%       5.27%       5.12%       5.64%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)..........  $336,532    $349,421    $158,286    $144,932    $110,367
Ratio of expenses (excluding expense
  reduction) to average net assets.......      0.44%       0.45%       0.46%       0.45%       0.46%
Ratio of expenses to average net
  assets.................................      0.44%       0.45%       0.45%       0.44%       0.45%
Ratio of net investment income (loss)
  (excluding expense reduction) to
  average net assets.....................      4.84%       5.08%       5.11%       4.94%       5.29%
Ratio of net investment income (loss) to
  average net assets.....................      4.84%       5.09%       5.11%       4.95%       5.30%

DIVERSIFIED PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Diversified Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1999 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.


                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:


                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                     ----------------------------------------------
                                                      1999      1998      1997      1996      1995
                                                     ------    ------    ------    ------    ------
Net asset value, beginning of period...............  $19.91    $20.61    $17.99    $15.72    $13.14
                                                     ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income (loss).....................    0.08(c)   1.41      0.34      0.36      0.43
  Net realized and unrealized gain (loss) on
    investments....................................    5.60      2.85      3.80      1.91      3.03
                                                     ------    ------    ------    ------    ------
    Total from investment operations...............    5.68      4.26      4.14      2.27      3.46
                                                     ------    ------    ------    ------    ------
Less distributions
  Dividends from net investment income.............   (0.08)    (1.65)    (0.39)     0.00     (0.43)
  Distributions from net capital gains.............   (2.58)    (3.31)    (1.13)     0.00     (0.43)
  Distributions in excess of realized capital
    gain...........................................    0.00      0.00      0.00      0.00     (0.02)
                                                     ------    ------    ------    ------    ------
    Total distributions............................   (2.66)    (4.96)    (1.52)     0.00     (0.88)
                                                     ------    ------    ------    ------    ------
Net asset value, end of period.....................  $22.93    $19.91    $20.61    $17.99    $15.72
                                                     ======    ======    ======    ======    ======
    Total return...................................   30.53%    23.69%    24.97%    14.44%    26.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)....................  $3,568    $3,280    $3,229    $3,381    $3,272
Ratio of expenses (excluding expense reduction) to
  average net assets...............................    1.50%     1.83%     1.10%     0.91%     0.95%
Ratio of expenses to average net assets............    1.46%     1.75%     1.03%     0.84%     0.91%
Ratio of net investment income (loss) (excluding
  expense reduction) to average net assets.........    0.36%     0.32%     1.36%     1.94%     2.65%
Ratio of net investment income (loss) to average
  net assets.......................................    0.40%     0.40%     1.43%     2.02%     2.68%
Portfolio turnover.................................      27%       34%       33%       24%       28%


---------------

(c) Based on average shares outstanding.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     The Fund's investment adviser is MONY Life Insurance Company of America ("MONY America"). MONY America's principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY America will carry on the overall day-to-day management of the seven current portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. Prior to 1985 MONY America had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

     MONY is a life insurance company organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 1998, total assets under management in the accounts managed by MONY and MONY America were about $25.0 billion. These assets included common stocks with a value of about $1.3 billion, and long and medium term publicly traded fixed income securities with a value of about $8.2 billion, and short-term debt obligations with a value of about $717.5 million. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one over the another. Investments will be allocated among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because these various entities have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more of such entities when it sells such securities for another.

The fee for each of the portfolios is shown in the table below.


--------------------------------------------------------------------------------------------
                 PORTFOLIO                                     MANAGEMENT FEE
--------------------------------------------------------------------------------------------
  Equity Income Portfolio                       Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Equity Growth Portfolio                       Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Intermediate Term Bond Portfolio              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Long Term Bond Portfolio                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Government Securities Portfolio               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Money Market Portfolio                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Diversified Portfolio                         Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------


     MONY America has agreed to bear all expenses (1) for the Fund's organization, (2) related to initial registration and qualification under federal and state securities laws, and (3) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses, including those associated with calculating net asset value of the portfolios and any extraordinary or non-recurring expenses will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see "Purchase and Redemption of Shares" on page 25.

     MONY America receives an investment management fee as compensation for its services to each of the portfolios.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT


     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the securities held by the portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.


YEAR 2000 ISSUE


     MONY America has monitored the status of the technologies that are utilized for administration by the Fund for Year 2000 compliance. As the Fund transitioned into the Year 2000 there were no reported incidents with investment systems, interfaces or third parties. The investment adviser, principal underwriter and distributor, transfer agent, custodian and various service providers were able to continue their operations and provide uninterrupted service.

LEGAL PROCEEDINGS


     The Fund, its investment adviser and its principal underwriter are not a party to any legal proceedings at December 31, 1999.


                       PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently being offered continuously to MONY and MONY America at prices equal to the net asset values of each portfolio. MONY and MONY America buy the shares for allocation to the Variable Accounts (as that term is defined on page 27.) to fund benefits payable under the contracts described in the attached prospectus. There is no sales charge for shares at the Fund level. The Fund sells its shares through MONY Securities Corporation ("MSC") (which acts as "principal underwriter" of the contracts and therefore of the shares of the Fund). MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be paid by MSC pursuant to an underwriting agreement. The underwriting agreement will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission ("SEC") under the Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the SEC as a result of which disposal of a portfolio's securities or determination of the net asset value of each portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of shareholders of each portfolio.

     A portfolio may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the portfolio does not calculate net asset value. As a result, the value of these investments may change on days when shares cannot be purchased or sold by MONY and/or MONY America.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see the Statement of Additional Information. Under those provisions, there are certain cases in which the Fund and each of its portfolios will not be subject to federal income tax. Federal income tax will not apply on the part of the net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts. Federal income tax will also not apply to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information on the federal tax results to Contract holders, see the attached prospectus for the Contracts.

     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each portfolio. For dividend purposes, net ordinary income of each portfolio, consists of:

          (1) All dividends received (other than stock dividends), plus

          (2) All interest and other ordinary income accrued, plus

          (3) All short-term capital gains realized, less

          (4) The expenses of the portfolio (including fees payable to the investment adviser).

Net ordinary income of the Money Market Portfolio consist of:



          (1) Interest accrued and/or discount earned (including both original issue and market discount), plus


          (2) All realized net short-term capital gains, less

          (3) The expenses of the portfolio (including the fees payable to the investment adviser).

Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently. MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will normally declare and distribute annually all net realized capital gains of each portfolio of the Fund (other than short-term gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the portfolios are computed separately. This will not cause any of the portfolios to have a different investment performance than it would if it were taxed, together with the other portfolios, as a single investment company. It will also not affect the value of Contract holders' interests under the Contracts.


     The Fund and each of its portfolios expect to declare dividends for each calendar year payable to shareholders of record as of a specified date. These dividends will usually be distributed in March of the following calendar year. In determining the capital gains distribution, the Fund and each of its portfolios will compute net realized capital gains for each calendar year.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, you should refer to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                               SHARES IN THE FUND

     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (750 million shares); and Diversified Portfolio Capital Stock (150 million shares). In the future, the Fund may allocate some of the remaining authorized shares to these classes, or create new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. Holders of shares of any portfolio are entitled to redeem their shares (see "Purchase and Redemption of Shares" at page 25). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights.

     MONY provided the initial capital for each of the Fund's portfolios. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the portfolios (or any new portfolios) to avoid an unrealistically poor investment performance. Poor investment performance might otherwise result because the amounts available for investment were too small. The acquisition of shares by MONY also enables the portfolios to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to the Variable Accounts described in "The Accounts and the Contracts," below) will be acquired for investment and can be disposed of only be redemption. They will not be redeemed by MONY until the other assets of the portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of contract holders.

                         THE ACCOUNTS AND THE CONTRACTS

     Shares of all portfolios in the Fund are currently sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies. The shares are also sold to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts that they issue. Shares of all portfolios, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by them. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. Until June 24, 1994, shares were sold to MONY for allocation to Keynote to fund benefits under Group Annuity Contracts issued by MONY. Each contract holder allocates the net premiums and the assets relating to these Contracts, within contract limitations, among the subaccounts of these variable accounts ("Variable Accounts"). The subaccount assets are invested in the corresponding portfolios of the Fund. Contract holders should consider that the investment return experience of the portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder, which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this prospectus refer to those companies.

                             STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and MONY America Variable Accounts are subject to the provisions of New York and Arizona insurance law, respectively, applicable to the investments of life insurance separate accounts. State law investment restrictions do not apply directly to the Fund. However, the portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Currently under New York law, the assets of Keynote and the MONY Variable Accounts may be invested in any investments:

        (1) permitted by agreement between these Variable Accounts and their contract holders, and

        (2) acquired in good faith and with that degree of care that an ordinary prudent person in a like position would use under similar circumstances.

     The only agreement with contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment assets of the Fund are subject to the investment objective, policies and restrictions applicable to the Portfolios, as described in this prospectus. (see The Fund at page 1) and in the Statement of Additional Information (Investment Restrictions).

     The following is a summary of the current provisions of Arizona law:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy qualitative requirements, but without regard to quantitative restrictions. The following instruments must receive an investment grade rating approved by the Director of
Insurance: (1) bonds, (2) debentures, (3) notes, (4) commercial paper and other evidences of indebtedness, and (6) preferred, guaranteed or preference stocks. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10% of assets and not exceeding 2% of assets as to any one such investment.

     Compliance with the New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states. However, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes additional limits applicable to the Variable Accounts, the Fund will comply with such further investments limits.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of each portfolio will be determined once daily. The determination will occur immediately after the declaration of dividends, if any, at a time determined by the Fund's Board of Directors. Currently, net asset value is determined at 4:00 p.m. New York City time on each day the New York Stock Exchange is open for business. The net asset value per share of each portfolio except the Money Market Portfolio is computed as follows:


          (1) Add the sum of the value of the securities held by the portfolio plus any cash or assets it holds.

          (2) Subtract all the portfolio's liabilities.

          (3) Divide the result by the total number of shares outstanding of that portfolio at the time of the determination.

Expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price. Thereafter, it will be valued by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations valued under this method where: (1) credit or other factors may indicate the method is not appropriate, or (2) the rules of the SEC require a review. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios."

VALUATION OF EQUITY INCOME AND EQUITY GROWTH PORTFOLIOS

     Short-term obligations will be valued on an amortized-cost basis. Each security traded on a national securities exchange will be valued on the valuation date at the last sales price (or last bid price if there were no sales of the security on that day) on the New York Stock Exchange. If the security is not traded on the New York Stock Exchange, it will be valued at the last sales or bid price on the principal exchange on which it is traded when the New York Stock Exchange closes. Any securities not traded on the a national exchange, but traded on the over-the-counter market, will be valued at the last bid price available when the New York Stock Exchange closes. There is an exception for securities for which quotations are furnished through a nationwide automated quotation system approved by NASDAQ. These securities will be valued at the closing best bid price furnished on the date of valuation.

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     Securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on:

          (i) the last available sales price on a national securities exchange, or

          (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or

          (iii) the average of the quoted bid and asked prices in the over-the-counter market.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share because the net investment income of this portfolio (including realized and unrealized gains and losses on its holdings) will be declared as a dividend each time its net income is determined. (See "Dividends, Distributions and Taxes," at page 25.) If the Board of Directors of the Fund considers it inadvisable to continue to maintain the net asset value of the portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify shareholders of any such alteration.

     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized cost basis. The regulations of the SEC require as a condition for using amortized cost valuation that the portfolio:

          (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and

          (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which are Eligible Securities when acquired.

Eligible Securities include any security:

          (i) issued with, or with a remaining maturity of, 397 days or less, and

          (ii) which is rated (or, if unrated, the issuer also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

          (iii) the issuer of which does not have any securities which have a short term rating but which security is:

             (a) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and

             (b) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation form such rating organization that was not within the two highest rating categories.

In the event of sizable changes in interest rates, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors. The procedures determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent. If it does, an appropriate adjustment will be made in the value of the obligations.

VALUATION OF DIVERSIFIED PORTFOLIO

     In determining the net asset value of the Diversified Portfolio, the method of valuation of a security will depend on the investment involved. A security, which is a common stock, will be valued in the same way as securities held in the Equity Income or Equity Growth portfolios. A security which is an intermediate or long-term fixed income security, or short-term debt obligations (other than those valued on an amortized-cost basis) will be valued in the same way as debt securities held in the Intermediate Term Bond, Long Term Bond or Government Securities portfolios.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

     1. Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. These include:

     - U.S. Treasury Bills,

     - Other obligations issued or guaranteed by the U.S. Government,

     - Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and

     - Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality.

        Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association, (2) the Federal Farm Credit Bank, (3) the Federal Home Loan Bank and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

     2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank which has, at the time of the Portfolio's investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term "certificates of deposit" includes:

     - Eurodollar certificates of deposit, which are traded in the over-the-counter market,

     - Eurodollar time deposits, for which there is generally not a market, and

     - Yankee certificates of deposit.

"Eurodollars" are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U. S. dollars and issued in the United States by the domestic branch of a foreign bank and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

     3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations or, (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.

     4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

"Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.

     5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

     6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

     7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

     8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC"). This Rule permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see
VALUATION OF MONEY MARKET PORTFOLIO at page      for a discussion of Eligible
Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which:

     (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or

     (ii) is a security having:

        - a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days, and

        - which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or

     (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security.

A Second Tier security is any Eligible Security (see VALUATION OF MONEY MARKET PORTFOLIO at page 29 for a discussion of Eligible Securities) which is not a First Tier security.

                                                                      APPENDIX B

                      DESCRIPTION OF COMMERCIAL PAPER AND
                             CORPORATE BOND RATINGS

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     - Prime 1-Superior Ability for Repayment;

     - Prime 2-Strong Ability for Repayment;

     - Prime 3-Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rate "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ are regarded as having the highest certainty of time payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rate "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                             MONY SERIES FUND, INC.
                             ADMINISTRATIVE OFFICES
                    1740 BROADWAY, NEW YORK, NEW YORK 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to: MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

File Number: 2-95501
          811-04209

                                  STATEMENT OF
                             ADDITIONAL INFORMATION


                                  MAY 1, 2000


                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR MONY SERIES FUND, INC. DATED MAY 1, 2000. TO OBTAIN THIS PROSPECTUS PLEASE CALL 1-800-487-6669 OR WRITE:


                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................   (1)
INVESTMENT RESTRICTIONS.....................................   (1)
INVESTMENT ADVISORY AND OTHER SERVICES......................   (3)
  Distribution of Shares....................................   (5)
  Custodian.................................................   (5)
  Independent Accountants...................................   (6)
  Service Marks License.....................................   (6)
MANAGEMENT OF THE FUND......................................   (7)
VOTING RIGHTS...............................................   (9)
SUBSEQUENT ANNUAL MEETINGS..................................  (10)
CONTROL PERSONS.............................................  (10)
PORTFOLIO BROKERAGE AND RELATED PRACTICES...................  (10)
FEDERAL INCOME TAX STATUS...................................  (11)
PERFORMANCE DATA............................................  (13)
FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS......  F-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              GENERAL INFORMATION

     MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, currently consists of seven (7) different Portfolios that are, in effect, separate investment funds: Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the "Portfolios"). Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund see the Prospectus of the Fund (PURCHASE AND REDEMPTION OF SHARES, SHARES IN THE FUND).

                            INVESTMENT RESTRICTIONS

     The Fund is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the Prospectus (INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS).

     In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.

     The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus (The Fund), are:

          1. The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, (d) effect a short sale of securities, or (e) invest in obligations that are not denominated in United States dollars.

          2. Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of each Portfolio's total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.

          3. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

                                       (1)

          4. The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

          5. The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.

          6. Loans, both long and short term, may be made by a Portfolio only through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. (Any such "loan" may be considered a security subject to the 10 percent investment limitation referred to in
     (2) above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.

          7. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          8. In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry, if as a result of such investment more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) certificates of deposit issued by, time deposits in, bankers' acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

          9. The Fund will operate as a diversified company as that term is used in the Investment Company Act of 1940. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio and 100% of the assets of the Money Market Portfolio is subject to the limitation that no purchase of a security -- other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities -- will be made if, as a result of such purchase: (a) more than 5 percent of the value of the Portfolio's assets would be invested in the securities of one issuer, or
     (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its Total Assets or $1,000,000 in securities of any issuer, and (y) 5 percent of Total Assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of Second Tier Securities). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.

          10. No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission
                                       (2)
     or profit, other than customary broker's commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own (a) securities of investment companies having an aggregate value in excess of 10 percent of such Portfolio's total assets; (b) more than 3 percent of the outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio's total assets.

          11. No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.

          12. The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.

          13. No Portfolio will invest in foreign securities that are not publicly traded in the United States if at the time of the acquisition more than 10 percent of such Portfolio's total assets would be invested in such securities.


     The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of 397 days, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into an Investment Advisory Agreement with MONY Life Insurance Company of America ("MONY America") under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those portfolios, as well, or the Fund may appoint a different investment adviser for any new portfolio.


     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985. The agreement was amended effective August 4, 1997, and the Amended Investment Advisory Agreement was approved by the shareholders on October 14, 1997. The continuance of the Amended Investment Advisory Agreement was approved by the Fund's Board of Directors on February 24, 2000. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 24, 2000. Both Agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both Agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.


     The Investment Adviser will provide portfolio management and investment advice to the Fund, as described in the Prospectus, with respect to the seven current Portfolios of the Fund and any portfolio that the Fund may create in the future if the Fund designates the Investment Adviser to act as investment adviser and manager for such new portfolio. The Fund may, at its option, appoint a different investment adviser for any new portfolio. The Investment Adviser also is obligated to perform certain administrative and management services for the Portfolios it manages and to provide all executive, administrative, clerical and other personnel
                                       (3)
necessary to operate the Fund, and to pay the salaries of all these persons. The Investment Adviser will furnish the Fund with office space, facilities, and equipment and will pay the day-to-day expenses for their operation and maintenance.

     The Investment Adviser has entered into a Services Agreement with The Mutual Life Insurance Company of New York (now, MONY Life Insurance Company "MONY"), as briefly described in the Prospectus. Under this Services Agreement MONY will provide the Investment Adviser, with some or all of the personnel, services, facilities, supplies and equipment necessary for the Adviser to carry out its duties to the Fund. In return the Investment Adviser will pay to MONY all, or a portion, of the investment management fee the Investment Adviser receives from the Fund. The Investment Adviser is a wholly-owned subsidiary of MONY, organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands, and certain Canadian Provinces. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and the Investment Adviser are registered as investment advisers under the Investment Advisers Act of 1940.


     The Fund will pay the Investment Adviser an investment management fee, which will be a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the aggregate average daily net assets of each of the Equity Growth, Equity Income, Diversified, Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, 0.35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and 0.30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million. The Fund will also pay a daily charge equal to an annual rate of 0.40 percent of the first $400 million of the aggregate average daily net assets of the Money Market Portfolio, 0.35 percent of the next $400 million of the aggregate average daily net assets of the Money Market Portfolio, and 0.30 percent of the aggregate average daily net assets of the Money Market Portfolio in excess of $800 million. During the one year periods ended December 31, 1997, 1998, and 1999, the Fund paid MONY America $1,265,983, $2,038,770 and $2,553,421, respectively, under the Investment Advisory Agreement.


     The Investment Adviser will pay for (i) the legal, accounting, and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification); (ii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and (iii) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940
Act) of the Investment Adviser. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) the fees and expense for computing the net asset value of the Fund's capital stock attributable to the Portfolios; (e) taxes or governmental fees; (f) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (g) the cost of preparing and distributing reports and notices to shareholders; (h) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation; (i) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (j) fees or disbursements of custodians of the Fund's assets; (k) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of the Investment Adviser; (l) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and (m) the cost of any directors and officers' insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities); these expenses will be reimbursed to the Fund by MONY Securities Corporation ("MSC"), a wholly-owned subsidiary of MONY, as principal underwriter, as described below in "Distribution of Shares." The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).

     The Investment Adviser has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense
                                       (4)
limitations then in effect under state securities law or regulations, as described in the Prospectus (State Law Restrictions).


     The Fund entered into an Administrative Services Agreement with Enterprise Capital Management, Inc. ("Enterprise") in January, 2000. Enterprise is an affiliated company of MONY. Under this Services Agreement Enterprise will supervise all aspects of the Fund's administrative operation, and provide the Fund with personnel, office space, facilities, and equipment necessary for the Fund's operations. The Fund has agreed to pay Enterprise .03% of the aggregate average daily net assets of the Fund. Enterprise at its own expense will provide the Fund with statistical information and records concerning its investments and with such periodic and special reports as the Fund's Board of Directors may from time to time request, and maintain records for the Fund.


DISTRIBUTION OF SHARES


     The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to MONY Life Insurance Company of America ("MONY America") and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies, and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. MSC will act as "principal underwriter" of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreements with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund's Board of Directors on September 9, 1999. The agreements will continue in effect if approved annually by the Fund's Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as principal underwriter of the Fund's shares, although MSC's agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.


     MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund's Board of Directors will formulate a written distribution plan that complies with the rules of the Securities and Exchange Commission. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).

CUSTODIAN


     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

                                       (5)

INDEPENDENT ACCOUNTANTS


     The financial statements and the financial highlights table included in this Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of PricewaterhouseCoopers LLP is 2400 Eleven Penn Center, Philadelphia, Pennsylvania, 19103.


SERVICE MARKS LICENSE

     As part of the Investment Advisory Agreement, the Investment Adviser (acting on behalf of MONY) has granted the Fund permission to use the word "MONY" in its corporate name and granted a royalty-free, non-exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, the Investment Adviser may terminate this license if MONY, or a company controlled by it, ceases to be the Fund's investment adviser. The Investment Adviser may also terminate the license for any other reason upon 60 days' written notice. In this event, the Fund would no longer be able to use the word "MONY" in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Agreement notwithstanding the license's termination.

                                       (6)

                             MANAGEMENT OF THE FUND

     The Fund is supervised by a Board of Directors, an independent body that has ultimate responsibility for the Fund's activities. The Board retains various companies to carry out the Fund's operations, including the investment adviser and custodian. The Board has the right and the obligation to terminate the Fund's relationship with the investment adviser and custodian and retain a different company if the Board believes it is in the shareholders' best interests.

     The names of all directors and officers of the Fund and the principal occupation of each during the last five years are shown below.

                       DIRECTORS AND OFFICERS OF THE FUND

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
Kenneth M. Levine*.......  Director, Chairman of     1998 to present -- Director, Executive
  1740 Broadway              the Board, President    Vice President and Chief Investment
  New York, New York         of the Fund             Officer, The MONY Group Inc., 2/94 to
  10019                                              present -- Director, (Trustee), 1/91
                                                     to present -- Executive Vice President
                                                     and Chief Investment Officer, 2/90 to
                                                     1/91 -- Executive Vice President, 8/89
                                                     to 2/90 -- Senior Vice
                                                     President -- Pension Sector, 1/88 to
                                                     8/89 -- Senior Vice President, MONY;
                                                     9/91 to present -- Director and
                                                     Chairman, MONY Realty Partners, Inc.,
                                                     MONY Bloomfield Hills, Inc. and 1740
                                                     Ventures, Inc.; 9/91 to present --
                                                     Chairman, MONY-Rockville/GP, Inc.;
                                                     7/91 to present -- Director and
                                                     Executive Vice President, MONY Life
                                                     Insurance Company of America; 8/89 to
                                                     present -- Director, 1740 Advisers,
                                                     Inc.
Floyd L. Smith...........  Director of the Fund      1/91 to 12/31/91 -- Vice Chairman,
  Naples, Florida 33963                              5/89 to 1/91 -- Vice Chairman, Chief
                                                     Investment Officer, 10/88 to 12/91 --
                                                     Trustee, 10/88 to 5/89 -- Trustee,
                                                     Executive Vice President and Chief
                                                     Investment Officer; 1/85 to 10/88 --
                                                     Executive Vice President and Chief
                                                     Investment Officer, MONY; 3/85 to
                                                     10/88 -- Director, MONY Life Insurance
                                                     Company of Canada; 1/85 to 2/91 --
                                                     Director, MONY Legacy Life Insurance
                                                     Company; 1/85 to 12/87 -- MONY
                                                     Securities Corp.; 1/85 to
                                                     12/88 -- Trustee, Vice President and
                                                     Treasurer, MONY Real Estate Investors;
                                                     1/85 to 12/91 -- Director, MONY Credit
                                                     Corporation; 1/85 to
                                                     12/90 -- Director, MONYCO, Inc. and
                                                     1/85 to 12/91 -- Director, 1740
                                                     Ventures, Inc.; 8/86 to
                                                     12/90 -- Director and President, MONY
                                                     Funding Inc.; 5/86 to
                                                     12/91 -- Director, MONY Bloomfield
                                                     Hills, Inc. and MONY-Rockville/GP,
                                                     Inc.; 7/85 to 12/91 -- Director, MONY
                                                     Realty Partners, Inc.; 4/86 to
                                                     8/91 -- Director,

                                       (7)

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
                                                     MONY Realty Management, Inc.; 3/87 to
                                                     12/89 -- Director, ONE Memorial Drive,
                                                     Inc.; 1/85 to 3/90 -- Chairman and
                                                     Member, The MONY Variable Account-A
                                                     and The MONY Variable Account-B.
Joel Davis...............  Director of the Fund      President, Architectural Designs, Inc.
  Westport, CT 06880                                 (Magazine Publisher). Director,
                                                     Magazine Publishers of America.
Michael J. Drabb.........  Director of the Fund      5/89 to 5/92 -- Executive Vice
  Convent Station,                                   President, 1/85 to 5/89 -- Senior Vice
  New Jersey 07961                                   President, MONY; 1/85 to
                                                     2/91 -- Director and Vice President,
                                                     MONY Legacy Life Insurance Company;
                                                     1/85 to 5/92 -- Financial Liaison
                                                     Officer, MONY Credit Corporation;
                                                     11/87 to 3/90 -- Member, The MONY
                                                     Variable Account-B Committee; 1/86 to
                                                     12/91 -- MONY Funding, Inc.; 7/87 to
                                                     12/91 -- Director, MONY Reinsurance
                                                     Corporation, MONY-RE Group, Inc. and
                                                     MONY-RE Management, Inc.; 3/87 to
                                                     12/89 -- Director, ONE Memorial Drive,
                                                     Inc.; 7/87 to 12/91 -- Director, MONY
                                                     Credit Corporation; 9/85 to
                                                     12/89 -- Director, MONY Agricultural
                                                     Financial Services, Inc.; 9/85 to
                                                     5/92 -- Director, Bell Investment
                                                     Acquisition Corporation; 6/85 to
                                                     5/92 -- Vice President, MONY Life
                                                     Insurance Company of America.
Alan J. Hartnick.........  Director of the Fund      2/93 to present -- Partner, Abelman
  New York, New York                                 Frayne & Schwab, Attorneys-at-Law;
  10017                                              1973 to 2/93 -- Partner, Colton,
                                                     Hartnick, Yamin & Sheresky,
                                                     Attorneys-at-Law.
Edward E. Hill...........  Vice President --         1/90 to present -- Vice President
  1740 Broadway              Compliance of the Fund  Chief Compliance Officer; 5/87 to
  New York, New York                                 1/90 -- Vice President -- Compliance;
  10019                                              MONY. 7/91 to present -- Vice
                                                     President, Compliance, MONY Life
                                                     Insurance Company of America; 1/84 to
                                                     present -- Vice President, Compliance,
                                                     1740 Advisers, Inc. and MONY
                                                     Securities Corporation.
John P. Keller...........  Controller of the Fund    2/88 to present -- Vice President --
  1740 Broadway                                      Investment Accounting, MONY. 12/87 to
  New York, New York                                 7/88 -- Controller, ONE Memorial
  10019                                              Drive, Inc.; 5/86 to
                                                     7/88 -- Controller, MONY Realty
                                                     Management, Inc.; 4/86 to 7/88 --
                                                     Controller, MONY -- Rockville/GP,
                                                     Inc., and MONY Bloomfield Hills, Inc.;
                                                     7/85 to 7/88 -- Controller, MONY
                                                     Realty Partners, Inc.; 1/85 to
                                                     7/88 -- Assistant Controller, MONYCO,
                                                     Inc.; 1/85 to 7/88 -- Controller, MONY
                                                     Advisers, Inc. and MONY Credit
                                                     Corporation.

                                       (8)

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
David V. Weigel..........  Treasurer of the Fund     5/91 to present -- Vice President --
  1740 Broadway                                      Treasurer, MONY; Vice President and
  New York, New York                                 Treasurer, MONY Credit Corporation and
  10019                                              1740 Ventures, Inc.; 4/91 to
                                                     present -- Director, MONY Securities
                                                     Corporation, 1740 Advisers, Inc., MONY
                                                     Brokerage, Inc.; 8/91 to
                                                     present -- Treasurer, MONY Life
                                                     Insurance Company of America and MONY
                                                     Series Fund, Inc.
Frederick C. Tedeschi....  Secretary of the Fund     9/89 to Present -- Vice
  1740 Broadway                                      President -- Chief Counsel, Individual
  New York, New York                                 Financial Services, 10/88 to
  10019                                              9/89 -- Senior Counsel -- Individual
                                                     Financial Services, 9/87 to
                                                     10/88 -- Associate General Counsel,
                                                     MONY; 1/90 to 10/96 -- Secretary, MONY
                                                     Brokerage, Inc.; 2/90 to 2/91 --
                                                     Director, MONY Legacy Life Insurance
                                                     Company.

---------------
* Mr. Levine, who is an interested person (as that term is defined in the 1940
  Act), is a salaried employee of MONY.

     No director or officer of the Fund who is also an officer, director or employee of MONY or MONY America is entitled to any additional remuneration from the Fund for his services as one of its directors or officers. Each director of the Fund who is not an interested person of the Fund will receive a fee of $1,750 per calendar quarter plus an additional amount of $1,000 for each meeting of the Board, of a Committee of the Board (as provided for in the By-Laws), or of the Fund's shareholders that he attends. Non-interested directors will also be reimbursed for all expenses incurred in connection with attendance at meetings.

     The 1940 Act requires that a majority of the Fund's Board of Directors shall be persons who are not interested persons of MONY, the Investment Adviser or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and the Investment Adviser and the Services Agreement between the Investment Adviser and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, the Investment Adviser or the Fund. One of the five members of the Board, Mr. Levine is an interested person of MONY, the Investment Adviser and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and the Investment Adviser.


     The Fund and its investment adviser have adopted codes of ethics under rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel, subject to the conditions set forth in the code, to invest in securities, including securities that may be purchased or held by the Fund.


                                 VOTING RIGHTS

     All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. The shares do not have cumulative voting rights. Holders of more than 50% of the shares of the Fund voting for the election of directors, can, if they choose to do so, elect all of the Fund's directors. In such event the holders of the remaining shares would not be able to elect any directors. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.

                                       (9)

     The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

                           SUBSEQUENT ANNUAL MEETINGS

     The Board of Directors of the Fund has amended the By-laws of the Fund to provide that annual meetings will not be held in any year unless the Investment Company Act of 1940 (the "1940 Act") requires action on one or more of the following matters: (1) election of directors; (2) approval of investment advisory agreement; and (3) ratification of selection of independent public accountants; and (4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.

                                CONTROL PERSONS

     MONY America, a wholly-owned subsidiary of MONY, and MONY through their respective Variable Accounts will own all of the Fund's outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund's Portfolios will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors or officers of the Fund will therefore be less than one percent.

                   PORTFOLIO BROKERAGE AND RELATED PRACTICES

     The Investment Adviser, which is at all times subject to the direction and supervision of the Board of Directors of the Fund, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. The Investment Adviser may fulfill these responsibilities to the Fund by using the services of MONY and MONY's Investment Department personnel under the terms of the Services Agreement between the Investment Adviser and MONY. For more detailed information about the Services Agreement, see INVESTMENT ADVISORY AND OTHER SERVICES at pages 3-5.

     Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of

                                      (10)
compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.


     The Investment Adviser is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund's Portfolios. In connection with any securities transaction that involves a commission payment, the Investment Adviser negotiates the commission with the broker in part on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. For the years 1997, 1998 and 1999 brokerage commissions in the amount of $18,634, $22,394 and $20,419, respectively, were paid by the Fund. No commission was paid to a broker that was an affiliated person of the Fund, the investment adviser or the principal underwriter or an affiliated person of that person.


     When selecting a broker or dealer in connection with a transaction for any Portfolio, the Investment Adviser gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.

     It is the present practice of the Investment Adviser to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of the transaction but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, the Investment Adviser will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or the Investment Adviser's responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser's and MONY's management. No services other than brokerage, research and statistical services are considered by the Investment Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser's management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY's management. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser.

     The Investment Adviser may employ a broker affiliated with the Investment Adviser or MONY to execute brokerage transactions on behalf of the Portfolios, as long as the Investment Adviser obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

     The Investment Adviser or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts the Investment Adviser manages. These other transactions will not affect the Investment Adviser's selection of brokers or dealers in connection with portfolio transactions for the Fund.

     The portfolio turnover rates for each Portfolio of the Fund are shown on pages 4-10 of the Prospectus.

                           FEDERAL INCOME TAX STATUS

     The Fund and each of its portfolios intend to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for
                                      (11)
treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

          1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.


          2. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must by represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).



          3. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.


     For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

     For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see Dividends, Distributions and Taxes in the Prospectus.

     If the Fund qualifies as a "regulated investment company" by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although "series" fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a "series" fund type of regulated investment company like the Fund.

                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the
                                      (12)
seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7 day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a Shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to Subaccounts which purchase shares of the Portfolios of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                                PERFORMANCE DATA


     Money Market Portfolio. For the seven day period ended December 31, 1999, the yield was 5.81% and the effective yield was 5.98%.


     The yield was calculated by dividing the sum of dividends declared during the 7 day period on one share purchased at the beginning of the 7 day period by the value on the first day (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     Dividends reflect the net investment income of the Portfolio. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Management Fee (which for calculating the yield and effective yield quoted above will be the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated, which for the yield and the effective yield quoted above is .40%). It is the practice of the Money Market Portfolio to pay dividends daily in the form of shares (thereby maintaining the value of one share of the Money Market Portfolio at $1.00). However, for the purpose of these calculations, it has been assumed that no additional shares have been issued and that dividends are paid in cash.


     All Portfolios including the Money Market Portfolio. The average annual total return for the one, five, and ten year periods ended December 31, 1999, and for the period since inception through December 31, 1999, are shown in the following table.


                                      (13)

                             MONY SERIES FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURN


                                                                                            FOR THE
                                                                             FOR THE      PERIOD SINCE
                                             FOR THE YEAR   FOR THE FIVE    TEN YEARS      INCEPTION
                                                ENDED       YEARS ENDED       ENDED         THROUGH
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                 PORTFOLIO                       1999           1999           1999           1999
                 ---------                   ------------   ------------   ------------   ------------
Equity Growth (3/4/85)*....................     37.98%         28.99%         18.06%         16.99%
Equity Income (3/4/85)*....................      8.04%         20.56%         13.75%         14.66%
Intermediate Term Bond (3/1/85)*...........      0.23%          6.67%          6.82%          7.92%
Long Term Bond (3/20/85)*..................     -7.60%          8.39%          8.11%          9.53%
Government Securities (5/1/91)*............      0.66%          5.78%          N.A.           5.98%
Diversified (4/3/85)*......................     30.53%         23.87%         15.08%         14.37%
Money Market (7/29/85)*....................      4.98%          5.25%          4.99%          5.47%


---------------
* Inception date.


     The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.


YIELD


     The 30 day yield for each of the Portfolios, other than the Money Market Portfolio, for the 30-day period ended December 31, 1999 is shown in the following table.


                             MONY SERIES FUND, INC.


                YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 1999



                                 EQUITY   EQUITY   INTERMEDIATE   LONG TERM   GOVERNMENT
                                 GROWTH   INCOME    TERM BOND       BOND      SECURITIES   DIVERSIFIED
                                 ------   ------   ------------   ---------   ----------   -----------
Yield for 30 days ended
  December 31, 1999............   2.73%    1.93%       6.14%        6.30%        5.66%        4.62%


     The yield shown in the table above is computed by subtracting from the net investment income of the Portfolio of the Fund charges and expenses of the Fund with respect to the Portfolio and dividing the result by the value of the Portfolio. For the Equity Growth and Equity Income Portfolios and for the stocks and equity securities of the Diversified Portfolio of the Fund, net investment income is the net of the dividends accrued ( 1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Intermediate Term Bond, Long Term Bond and the Government Securities Portfolios and the debt obligations held by the Diversified Portfolio of the Fund, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and
(iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the

                                      (14)
weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Net investment income of the Portfolio less all charges and expenses of the Fund with respect to the Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.


     The table below shows total returns for the year to date (January 1, 2000 to February 11, 2000) assuming a $1,000 payment made at the beginning of the period and reflecting the same assumptions as the table appearing on page 10:


                             MONY SERIES FUND, INC.

                           YEAR TO DATE TOTAL RETURN
                 ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD


                                                              JANUARY 1, TO
                                                              FEBRUARY 11,
                         SUBACCOUNT                               2000
                         ----------                           -------------
Equity Growth...............................................       2.61%
Equity Income...............................................      -9.61%
Intermediate Term Bond......................................      -0.37%
Long Term Bond..............................................       1.30%
Government Securities.......................................      -0.37%
Diversified.................................................      -2.49%
Money Market................................................       0.63%


                                      (15)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
Equity Growth Portfolio of Investments......................   F-2
Equity Income Portfolio of Investments......................   F-5
Intermediate Term Bond Portfolio of Investments.............   F-8
Long Term Bond Portfolio of Investments.....................  F-12
Diversified Portfolio of Investments........................  F-16
Government Securities Portfolio of Investments..............  F-19
Money Market Portfolio of Investments.......................  F-22
Statements of Assets and Liabilities as of December 31,
  1999......................................................  F-26
Statements of Operations for the year ended December 31,
  1999......................................................  F-28
Statements of Changes in Net Assets for the Years Ended
  December 31, 1999 and 1998................................  F-30
NOTES TO FINANCIAL STATEMENTS...............................  F-34
REPORT OF INDEPENDENT ACCOUNTANTS...........................  F-39

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

     During the fourth quarter and for much of the year, technology, including telecom equipment, was the major driving force in the market. No other sector came close in influence on the popular averages. There was good reason for this; investors viewed these companies as being able to grow earnings without the need to raise prices, in the no pricing power environment that many other companies found themselves. These are great companies with very attractive future opportunities and markets, but from time to time valuations can run ahead of fundamentals.

     The Equity Growth Portfolio has a substantial position in technology and telecommunications equipment and this contributed to 1999 returns. With valuations where they are, this area will not be increased, and may be reduced somewhat as the year goes on. Current strategy is emphasizing healthcare, especially biotech and drugs, entertainment including cable television and radio and energy with an emphasis on oil service and drillers. These areas have attractive earnings outlooks, are more reasonably valued and are not as exploited as the tech sector. The Portfolio Manager still likes the technology outlook, but is not committing new money to the area because of last year's very strong outperformance.

                         GROWTH OF A $10,000 INVESTMENT

                                                                     MONY EQUITY GROWTH                     S & P 500
                                                                     ------------------                     ---------
12/31/89                                                                 10000.00                           10000.00
12/31/90                                                                  9848.81                            9689.48
12/31/91                                                                 13263.50                           12641.70
12/31/92                                                                 13146.90                           13604.70
12/31/93                                                                 14424.10                           14976.00
12/31/94                                                                 14733.60                           15173.80
12/31/95                                                                 19233.40                           20876.60
12/31/96                                                                 23262.30                           25668.90
12/31/97                                                                 30398.60                           34232.80
12/31/98                                                                 38136.70                           44012.30
12/31/99                                                                 52620.90                           53269.30

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
37.98%   28.99%     18.06%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest in an index.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                                    SHARES     VALUE
COMMON STOCKS -- 98.56%
------------------------------------------------------------------
AUTOMOTIVE -- 0.79%
  Ford Motor Company                              500   $   26,719
                                                        ----------
BANKING -- 2.59%
  Bank of New York Company Inc.                   700       28,000
  Chase Manhattan Corporation                     400       31,075
  FleetBoston Financial Corporation               800       27,850
                                                        ----------
                                                            86,925
                                                        ----------
BROADCASTING -- 4.99%
  CBS Corporation (a)                             800       51,150
  Cumulus Media Inc. (Class A) (a)                800       40,600
  Infinity Broadcasting Corporation (Class A)
    (a)                                           900       32,569
  Time Warner Inc.                                600       43,462
                                                        ----------
                                                           167,781
                                                        ----------
CABLE -- 3.68%
  Cablevision Systems Corporation (Class A)
    (a)                                           700       52,850
  Comcast Corporation (a)                       1,400       70,787
                                                        ----------
                                                           123,637
                                                        ----------
CHEMICALS -- 2.37%
  Dow Chemical Company                            300       40,087
  Du Pont (E. I.) de Nemours & Company            600       39,525
                                                        ----------
                                                            79,612
                                                        ----------
COMPUTER HARDWARE -- 9.31%
  Cisco Systems Inc. (a)                          800       85,700
  Dell Computer Corporation (a)                   700       35,700
  EMC Corporation (a)                             600       65,550
  Hewlett Packard Company                         200       22,788
  Intel Corporation                               600       49,387
  International Business Machines Corporation     500       54,000
                                                        ----------
                                                           313,125
                                                        ----------
COMPUTER SERVICES -- 4.10%
  America Online Inc. (a)                         800       60,350
  Sun Microsystems Inc. (a)                     1,000       77,437
                                                        ----------
                                                           137,787
                                                        ----------
COMPUTER SOFTWARE -- 5.43%
  Microsoft Corporation (a)                       700       81,725
  Oracle Corporation (a)                          900      100,856
                                                        ----------
                                                           182,581
                                                        ----------
CRUDE & PETROLEUM -- 4.63%
  BP Amoco (ADR)                                  600       35,587
  Chevron Corporation                             300       25,988
  Exxon Mobil Corporation                         900       72,506
  Texaco Inc.                                     400       21,725
                                                        ----------
                                                           155,806
                                                        ----------
ELECTRICAL EQUIPMENT -- 4.25%
  Emerson Electric Company                        600       34,425
  General Electric Company                        700      108,325
                                                        ----------
                                                           142,750
                                                        ----------
ENERGY -- 0.77%
  Atlantic Richfield Company                      300       25,950
                                                        ----------
HOTELS & RESTAURANTS -- 1.20%
  McDonald's Corporation                        1,000       40,313
                                                        ----------

DESCRIPTION                                    SHARES     VALUE
MACHINERY -- 2.26%
  Applied Materials Inc. (a)                      600   $   76,013
                                                        ----------
MEDICAL SERVICES -- 2.01%
  Biogen Inc. (a)                                 800       67,600
                                                        ----------
MISC. FINANCIAL SERVICES -- 3.30%
  American Express Company                        300       49,875
  Citigroup Inc.                                1,100       61,119
                                                        ----------
                                                           110,994
                                                        ----------
MULTI-LINE INSURANCE -- 1.61%
  American International Group Inc.               500       54,063
                                                        ----------
OIL SERVICES -- 6.32%
  Baker Hughes Inc.                               700       14,744
  BJ Services Company (a)                         900       37,631
  Diamond Offshore Drilling Inc.                  800       24,450
  Halliburton Company                             500       20,125
  Kerr-McGee Corporation                          600       37,200
  Schlumberger Ltd.                               400       22,500
  Tidewater Inc.                                  700       25,200
  Transocean Sedco Forex Inc.                      77        2,609
  Weatherford International Inc. (a)              700       27,956
                                                        ----------
                                                           212,415
                                                        ----------
PAPER & FOREST PRODUCTS -- 1.81%
  Bowater Inc.                                    500       27,156
  International Paper Company                     600       33,863
                                                        ----------
                                                            61,019
                                                        ----------
PHARMACEUTICALS -- 11.79%
  American Home Products Corporation              800       31,550
  Amgen Inc. (a)                                1,400       84,087
  Bristol-Myers Squibb Company                    600       38,513
  Eli Lilly & Company                             500       33,250
  Johnson & Johnson                               500       46,562
  Merck & Company Inc.                            300       20,119
  Pfizer Inc.                                     600       19,463
  Pharmacia & Upjohn Inc.                         300       13,500
  Schering-Plough Corporation                     700       29,531
  Smithkline Beecham (ADR)                        600       38,662
  Warner-Lambert Company                          500       40,969
                                                        ----------
                                                           396,206
                                                        ----------
RETAIL -- 3.48%
  Home Depot Inc.                                 900       61,706
  Wal-Mart Stores Inc.                            800       55,300
                                                        ----------
                                                           117,006
                                                        ----------
TECHNOLOGY -- 1.44%
  Texas Instruments Inc.                          500       48,438
                                                        ----------
TELECOMMUNICATIONS -- 14.46%
  AT & T Corporation                            1,100       55,825
  General Instrument Corporation (a)            1,000       85,000
  Global Crossing Ltd. (a)                      1,100       55,000
  Lucent Technologies Inc.                        800       59,850
  MCI WorldCom Inc. (a)                           900       47,756
  Qwest Communications International Inc. (a)   1,500       64,500
  Sprint Corporation                              800       53,850
  Tellabs Inc. (a)                              1,000       64,188
                                                        ----------
                                                           485,969
                                                        ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                     EQUITY GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                                    SHARES     VALUE
WIRELESS COMMUNICATIONS -- 5.97%
  Motorola Inc.                                   300   $   44,175
  Nokia Corporation (ADR)                         500       95,000
  Sprint PCS (a)                                  600       61,500
                                                        ----------
                                                           200,675
                                                        ----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,710,541)                             3,313,384
------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $1,710,541)                            $3,313,384
OTHER ASSETS LESS LIABILITIES -- 1.44%                      48,461
------------------------------------------------------------------
NET ASSETS -- 100%                                      $3,361,845
==================================================================

(a) Non-income producing security.

ADR = American Depository Receipt.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     The major part of the overvaluation and over enthusiasm in the market is in the technology sector. This was the only game in town for the fourth quarter and for much of the year. Investors saw these companies as being able to prosper and grow, even in the no pricing power environment that existed for the rest of the economy. The Equity Income Portfolio cannot own most of these technology stocks because they have little or no dividend yield, and as a result the fund lagged the popular averages which are heavily influenced by the tech sector.

     The average company had more modest returns than the averages, many industries and stocks were flat to down for the year and many experienced bear market size declines. The stock market is very richly valued at current levels but the market risk is concentrated in a relatively small number of very big companies. The rest of the market is more reasonably priced, and while these stocks will also sell off in a market decline, they are not as extended as the recent leaders.

     The Equity Income Portfolio's strategy is emphasizing these neglected parts of the market. Strong growth should favor the energy and basic materials sector, both should have above average earnings gains this year. The same is true of the machinery and capital spending related industries. The drug stocks underperformed in 1999 as growth investors moved toward the tech stocks. They and the telecommunications sectors should do better this year. These stocks all have reasonable valuations of rising earnings, above average yields and they have already experienced significant declines. They will also benefit from any broadening of the market or increase in defensiveness by investors.

                         GROWTH OF A $10,000 INVESTMENT


                                                                     MONY EQUITY INCOME                     S & P 500
                                                                     ------------------                     ---------
12/31/89                                                                 10000.00                           10000.00
12/31/90                                                                  9325.27                            9689.48
12/31/91                                                                 11220.80                           12641.70
12/31/92                                                                 12374.60                           13604.70
12/31/93                                                                 14124.70                           14976.00
12/31/94                                                                 14235.30                           15173.80
12/31/95                                                                 18950.30                           20876.60
12/31/96                                                                 22694.50                           25668.90
12/31/97                                                                 29788.30                           34232.80
12/31/98                                                                 33552.00                           44012.30
12/31/99                                                                 36250.50                           53269.30

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
8.04%    20.56%     13.75%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest in an index.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                                SHARES           VALUE
COMMON STOCKS -- 98.38%
--------------------------------------------------------------------
AEROSPACE -- 3.68%
  Honeywell International Inc.               4,000       $   230,750
  Northrop Grumman Corporation               3,500           189,219
  United Technologies Corporation            4,000           260,000
                                                         -----------
                                                             679,969
                                                         -----------
AUTOMOTIVE -- 2.34%
  Ford Motor Company                         4,000           213,750
  General Motors Corporation                 3,000           218,062
                                                         -----------
                                                             431,812
                                                         -----------
BANKING -- 5.46%
  Bank of America Corporation                2,800           140,525
  Bank of New York Company Inc.              5,200           208,000
  Chase Manhattan Corporation                2,500           194,219
  FleetBoston Financial Corporation          5,000           174,062
  J. P. Morgan & Company Inc.                  700            88,638
  Wells Fargo & Company                      5,000           202,187
                                                         -----------
                                                           1,007,631
                                                         -----------
CHEMICALS -- 3.61%
  Dow Chemical Company                       2,200           293,975
  Du Pont (E.I.) de Nemours &
    Company                                  3,500           230,563
  Rohm & Haas Company                        3,500           142,406
                                                         -----------
                                                             666,944
                                                         -----------
COMPUTER HARDWARE -- 0.86%
  Xerox Corporation                          7,000           158,813
                                                         -----------
CONGLOMERATES -- 2.21%
  Minnesota Mining & Manufacturing
    Company                                  2,200           215,325
  Textron Inc.                               2,500           191,719
                                                         -----------
                                                             407,044
                                                         -----------
CONSUMER DURABLES -- 0.81%
  Dana Corporation                           5,000           149,688
                                                         -----------
CONSUMER NON-DURABLES -- 1.25%
  Avon Products Inc.                         7,000           231,000
                                                         -----------
CONSUMER PRODUCTS -- 3.48%
  Colgate-Palmolive Company                  4,000           260,000
  Kimberly-Clark Corporation                 2,500           163,125
  Procter & Gamble Company                   2,000           219,125
                                                         -----------
                                                             642,250
                                                         -----------
CRUDE & PETROLEUM -- 6.40%
  BP Amoco (ADR)                             3,800           225,388
  Chevron Corporation                        2,000           173,250
  Exxon Mobil Corporation                    6,000           483,375
  Royal Dutch Petroleum Company
    (ADR)                                    2,700           163,181
  Texaco Inc.                                2,500           135,781
                                                         -----------
                                                           1,180,975
                                                         -----------
ELECTRICAL EQUIPMENT -- 5.85%
  Emerson Electric Company                   4,000           229,500
  General Electric Company                   5,500           851,125
                                                         -----------
                                                           1,080,625
                                                         -----------

DESCRIPTION                                SHARES           VALUE
ENERGY -- 6.38%
  Atlantic Richfield Company                 2,000       $   173,000
  Consolidated Natural Gas Company           2,000           129,875
  Duke Energy Corporation                    4,500           225,563
  El Paso Energy Corporation                 4,500           174,656
  Enron Corporation                          4,500           199,688
  Williams Companies Inc.                    9,000           275,062
                                                         -----------
                                                           1,177,844
                                                         -----------
FOOD & BEVERAGES & TOBACCO -- 0.25%
  Philip Morris Companies Inc.               2,000            46,375
                                                         -----------
INSURANCE -- 1.75%
  Cigna Corporation                          4,000           322,250
                                                         -----------
MACHINERY -- 3.58%
  Caterpillar Inc.                           4,300           202,369
  Deere & Company                            5,000           216,875
  Pitney Bowes Inc.                          5,000           241,562
                                                         -----------
                                                             660,806
                                                         -----------
MANUFACTURING -- 0.98%
  Eaton Corporation                          2,500           181,562
                                                         -----------
METALS & MINING -- 1.48%
  Alcoa Inc.                                 3,300           273,900
                                                         -----------
MISC. FINANCIAL SERVICES -- 1.90%
  Citigroup Inc.                             6,300           350,044
                                                         -----------
MULTI-LINE INSURANCE -- 0.87%
  Lincoln National Corporation               4,000           160,000
                                                         -----------
OIL SERVICES -- 4.94%
  Baker Hughes Inc.                          5,500           115,844
  Diamond Offshore Drilling Inc.             5,000           152,812
  Halliburton Company                        4,000           161,000
  Kerr-McGee Corporation                     3,200           198,400
  Schlumberger Ltd.                          2,500           140,625
  Tidewater Inc.                             3,500           126,000
  Transocean Sedco Forex Inc.                  484            16,305
                                                         -----------
                                                             910,986
                                                         -----------
PROPERTY-CASUALTY INSURANCE -- 1.37%
  Chubb Corporation                          4,500           253,406
                                                         -----------
PAPER & FOREST PRODUCTS -- 6.17%
  Bowater Inc.                               4,000           217,250
  Georgia-Pacific Group                      6,000           304,500
  International Paper Company                6,500           366,844
  Temple-Inland Inc.                         3,800           250,562
                                                         -----------
                                                           1,139,156
                                                         -----------
PHARMACEUTICALS -- 12.23%
  Abbott Laboratories                        4,500           163,406
  American Home Products Corporation         6,000           236,625
  Baxter International Inc.                  4,000           251,250
  Bristol-Myers Squibb Company               4,400           282,425
  Eli Lilly & Company                        2,800           186,200
  Johnson & Johnson                          2,500           232,813
  Merck & Company Inc.                       3,700           248,131
  Pharmacia & Upjohn Inc.                    4,500           202,500
  Smithkline Beecham (ADR)                   4,000           257,750
  Warner-Lambert Company                     2,400           196,650
                                                         -----------
                                                           2,257,750
                                                         -----------
PRINTING & PUBLISHING -- 1.17%
  McGraw-Hill Companies Inc.                 3,500           215,687
                                                         -----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

DESCRIPTION                                SHARES           VALUE
RAW MATERIALS -- 2.38%
  Phelps Dodge Corporation                   2,800       $   187,950
  Weyerhaeuser Company                       3,500           251,344
                                                         -----------
                                                             439,294
                                                         -----------
REAL ESTATE -- 2.18%
  Boston Properties Inc.                     3,000            93,375
  Crescent Real Estate Equities
    Company                                  5,000            91,875
  Equity Office Properties Trust             4,500           110,812
  Equity Residential Properties
    Trust                                    2,500           106,719
                                                         -----------
                                                             402,781
                                                         -----------
TELECOMMUNICATIONS -- 12.88%
  AT&T Corporation                           6,300           319,725
  Bell Atlantic Corporation                  4,800           295,500
  BellSouth Corporation                      6,000           280,875
  Global Crossing Ltd. (a)                   6,500           325,000
  GTE Corporation                            4,000           282,250
  SBC Communications Inc.                    6,500           316,875
  Sprint Corporation                         4,000           269,250
  US West Inc.                               4,000           288,000
                                                         -----------
                                                           2,377,475
                                                         -----------

DESCRIPTION                                SHARES           VALUE
UTILITIES -- 1.92%
  CMS Energy Corporation                     5,500       $   171,531
  Edison International                       7,000           183,313
                                                         -----------
                                                             354,844
                                                         -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $12,891,016)                            $18,160,911
--------------------------------------------------------------------
                                      PRINCIPAL AMOUNT
                                      ----------------
COMMERCIAL PAPER -- 1.57%
--------------------------------------------------------------------
Conagra Inc. 7.00% due 01/12/00           $290,000       $   289,380
--------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $289,380)                               $   289,380
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $13,180,396)                            $18,450,291
OTHER ASSETS LESS LIABILITIES -- 0.05%                         9,467
--------------------------------------------------------------------
NET ASSETS -- 100%                                       $18,459,758
====================================================================

(a) Non-income producing security.
ADR = American Depository Receipt.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

     The Intermediate Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities averaging between four and eight years. The Portfolio maintained an average maturity of 5.05 years as of December 31, 1999.

     For the quarter ended December 31, 1999, the Portfolio earned a total return of .1%. For the one year period ended December 31, 1999, the Portfolio earned a total return of .23% and for the five and ten year periods the Portfolio earned an average annual return of 6.67% and 6.82% respectively.

     The bond market posted mixed returns during the fourth quarter, with Treasuries underperforming all other sectors. 1999 was the second worst year on record for US Treasuries. Interest rates, as measured by the benchmark five-year U.S. Treasury, surged another 59 basis points to close the quarter at 6.34%; and the yield curve, as measured by the spread differential between the 2-year U.S. Treasury note and the 30-year U.S. Treasury bond flattened. Short rates underperformed long rates, as market participants priced in another rate hike by The Federal Reserve Bank. The Mortgage-backed sector was the best performer, followed by Asset-backed securities and Corporates.

     The U.S. economy continued its unabated robust growth. High productivity, increased consumer and capital spending, low inflation and record low unemployment have fueled the current economic expansion which will probably be the longest expansion in history. In November, the Federal Reserve Board found it appropriate to raise the Fed Funds rate by another 25 basis points to cool down economic activity and preemptively stifle inflation. In fact, the Fed took back the 75 basis points of easings implemented to stall the global financial crisis of 1998.

     The corporate sector performed well this quarter, as spreads tightened an average of 15 basis points. The corporate basis tightened after the expected corporate bond issuance failed to materialize, liquidity improved and Y2K concerns abated. Despite last year's deterioration in credit quality, we continue to be bullish on corporates and expect the sector to outperform in early 2000 given the fact that credit premia is at historical wide levels.

     Our outlook for the year 2000 is that the resilient growth of the U.S. economy will start to slow, as higher interest rates work their way through the system. Commodity prices will probably continue to recover but inflation will most likely remain in check. It is expected that the Fed will raise rates at their next meeting in February and that the yield curve will continue its flattening trend.

     We maintained our overweight position in spread product this quarter, as we expected it to outperform Treasuries. We also recalibrated our U.S. Treasuries positions to reflect our view towards a flatter yield curve. The Portfolio's breakdown by sectors as a percentage of net assets is as follows: Corporates 50%, U.S. Treasuries 31%, Agencies 15%, with the balance in other/cash equivalents. The average Moody's rating on the bonds in the Portfolio is Aa3, reflecting emphasis on higher quality debt issuers.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                         GROWTH OF A $10,000 INVESTMENT


                                                                   MONY INTERMEDIATE BOND         LEHMAN BROS INT GOV/CORP INDEX
                                                                   ----------------------         ------------------------------
12/31/89                                                                  10000.00                           10000.00
12/31/90                                                                  10695.90                           10915.70
12/31/91                                                                  12330.40                           12511.50
12/31/92                                                                  13182.60                           13409.20
12/31/93                                                                  14217.30                           14587.40
12/31/94                                                                  14001.20                           14305.80
12/31/95                                                                  16076.60                           16499.50
12/31/96                                                                  16669.80                           17167.10
12/31/97                                                                  17954.40                           18518.00
12/31/98                                                                  19289.60                           20080.50
12/31/99                                                                  19334.90                           20157.80

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
0.23%     6.67%     6.82%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Corporate Bond Index and Government Bond Index that have maturities of one to 9.99 years. It includes reinvested interest and excludes any transaction or holding charges. One cannot invest in an index.

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

            DESCRIPTION               PRINCIPAL AMOUNT      VALUE
CORPORATE BONDS AND NOTES -- 50.35%
--------------------------------------------------------------------
Arizona Public Service Company,
  5.875% due 02/15/04                    $1,000,000      $   944,038
Associates Corporation of North
  America,
  6.000% due 06/15/00                     1,000,000          998,572
Associates Corporation of North
  America,
  6.250% due 11/01/08                     1,000,000          922,860
BankBoston Corporation,
  6.625% due 02/01/04                     1,000,000          972,086
Bear Stearns Company Inc.,
  7.250% due 10/15/06                     1,000,000          970,684
Chase Manhattan Corporation Capital,
  6.313% due 08/01/28                     1,000,000          952,964
Chemical Master Credit Card Trust
  One,
  5.980% due 09/15/08                     1,000,000          951,075
Comed Transitional Funding Trust,
  5.740% due 12/25/10                     1,000,000          902,285
Commonwealth Edison Company,
  7.000% due 07/01/05                     1,000,000          982,371
Conoco Inc.,
  5.900% due 04/15/04                     1,000,000          954,362
CSX Corporation,
  7.250% due 05/01/04                     1,000,000          991,119
Delphi Automotive Systems
  Corporation,
  6.125% due 05/01/04                     1,000,000          947,756
Finova Capital Corporation,
  6.250% due 11/01/02                     1,000,000          971,846
First Data Corporation,
  6.750% due 07/15/05                     1,000,000          971,329
Ford Motor Credit Company,
  6.500% due 02/28/02                     1,000,000          991,075
General Electric Capital
  Corporation,
  6.660% due 05/01/18                     1,000,000        1,000,144
General Motors Acceptance
  Corporation,
  7.125% due 05/01/03                     1,000,000          997,290
Illinois Central Railroad Company,
  6.750% due 05/15/03                     1,000,000          989,263
International Bank For
  Reconstruction & Development,
  5.625% due 03/17/03                     1,000,000          969,149
Laidlaw Inc.,
  7.700% due 08/15/02                     1,000,000          982,840
National Rural Utilities Cooperative
  Finance,
  6.750% due 09/01/01                     1,000,000          998,636
Peco Energy Transition Trust,
  6.130% due 03/01/09                     1,000,000          920,765
Philip Morris Companies Inc.,
  7.500% due 04/01/04                     1,000,000          979,374
Potash Corporation Saskatchewan
  Inc.,
  7.125% due 06/15/07                     1,000,000          947,930
Potomac Edison Company,
  8.000% due 06/01/06                     1,000,000        1,003,572
Provident Bank Cincinnati Ohio,
  6.375% due 01/15/04                     1,000,000          948,181
Tyco International Group,
  6.375% due 06/15/05                     1,000,000          938,626

            DESCRIPTION               PRINCIPAL AMOUNT      VALUE
USA Waste Services Inc.,
  7.000% due 10/01/04                    $1,000,000      $   902,364
Worldcom Inc., Georgia,
  6.125% due 08/15/01                     1,000,000          989,542
                                                         -----------
                                                          27,992,098
                                                         -----------
TOTAL CORPORATE BONDS AND NOTES
(IDENTIFIED COST $28,942,669)                             27,992,098
--------------------------------------------------------------------
COMMERCIAL PAPER -- 0.41%
--------------------------------------------------------------------
General Motors Acceptance
  Corporation,
  6.280% due 02/15/00                       128,000          126,995
Merrill Lynch & Company Inc.,
  5.800% due 01/24/00                       100,000           99,629
                                                         -----------
                                                             226,624
                                                         -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $226,995)                               $   226,624
--------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES -- 0.31%
--------------------------------------------------------------------
Freddie Mac Discount Notes,
  5.600% due 02/04/00                       175,000          174,075
                                                         -----------
TOTAL SHORT-TERM GOVERNMENT SECURITIES
(IDENTIFIED COST $174,075)                                   174,075
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.17%
--------------------------------------------------------------------
Federal Home Loan Bank,
  5.125% due 04/17/01                     3,000,000        2,952,615
Federal National Mortgage
  Association REMIC,
  7.000% due 01/25/03                     1,000,000          993,995
Freddie Mac,
  6.000% due 07/20/01                     1,000,000          991,288
Freddie Mac,
  6.500% due 02/15/21                     2,000,000        1,965,970
Student Loan Marketing Association,
  5.780% due 10/25/10                     1,000,000          971,305
                                                         -----------
                                                           7,875,173
                                                         -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $7,959,803)                               7,875,173
--------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 30.60%
--------------------------------------------------------------------
U.S. Treasury Notes,
  6.625% due 07/31/01                     1,500,000        1,510,313
U.S. Treasury Notes,
  6.500% due 05/31/02                     3,000,000        3,015,939
U.S. Treasury Notes,
  5.750% due 11/30/02                     2,000,000        1,970,000
U.S. Treasury Notes,
  5.750% due 08/15/03                     2,000,000        1,958,750
U.S. Treasury Notes,
  7.500% due 02/15/05                     1,000,000        1,043,438
U.S. Treasury Notes,
  6.875% due 05/15/06                     1,500,000        1,526,719
U.S. Treasury Notes,
  6.500% due 10/15/06                     6,000,000        5,985,000
                                                         -----------
                                                          17,010,159
                                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS
(IDENTIFIED COST $17,586,879)                            $17,010,159
--------------------------------------------------------------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

            DESCRIPTION               PRINCIPAL AMOUNT      VALUE
FOREIGN GOVERNMENT OBLIGATIONS -- 1.72%
--------------------------------------------------------------------
Province of British Columbia,
  7.250% due 09/01/36                    $1,000,000      $   958,580
                                                         -----------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(IDENTIFIED COST $992,897)                                   958,580
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $55,883,318)                            $54,236,709
OTHER ASSETS LESS LIABILITIES -- 2.44%                     1,358,461
--------------------------------------------------------------------
NET ASSETS -- 100%                                       $55,595,170
====================================================================

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

     The Long Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities generally longer than eight years. The Portfolio's performance is expected to be more volatile than other fixed income accounts with shorter average maturities, with both the Portfolio's risk and ultimate return expected to be greater. The Portfolio had an average maturity of
20.5 years and a duration of 10.1 years as of December 31, 1999.

     For the quarter ended December 31, 1999, the Portfolio earned a total return of -1.00%. For the one year period ended December 31, 1999, the Portfolio earned a total return of -7.60% and for the five and ten year periods the Portfolio earned an average annual return of 8.39% and 8.11% respectively.

     The U.S. economy finished 1999 on a strong note pushing US Treasury and Agency yields up in the fourth quarter. The resulting lower prices gave the bond market one of its worst performances in recent years. Benchmark thirty-year U.S. Treasury closed the year at 6.50%, up from 6.05% in the third quarter. Short-term interest rates have risen substantially more than long rates due to the anticipation of further rate hikes by The Federal Reserve Bank, thereby resulting in a historically flat yield curve. Spread product such as mortgage-backed, asset-backed and corporate securities all outperformed U.S. Treasury securities throughout the quarter.

     The economy accelerated at year-end, showing surprising resilience to the rebound in oil prices, tight labor markets, and a strong consumer sector. Robust vehicle and retail sales, high consumer confidence, and elevated equity valuations were contributory factors to the expanding economy. The Fed has been making it increasingly clear that they are willing to continue tightening until solid evidence appears of slower growth. We have already seen some initial impact of higher rates on interest rate sensitive sectors such as the slow down in construction activity. While we believe the Fed will raise interest rates in the first quarter of 2000, we project a modest slowdown in economic activity later in the year. Expectations are for higher mortgage rates, slower consumer spending, moderating job growth, and a slight uptick in inflation.

     Fourth quarter activity in the Portfolio involved the reduction of U.S. Treasury positions in order to maintain greater exposure to higher yielding corporate sectors such as energy, aerospace, and finance. The Portfolio had increased exposure in the energy sector back in the third quarter reflecting the prospect for continued higher oil prices and favorable earnings momentum in the energy sector. This strategy will continue for the near term. The upbeat outlook for the global economy bodes well for corporate fundamentals in the near term. The new issue corporate supply should not be heavy therefore the technicals in the corporate bond market could be exceptionally strong. We anticipate corporate performance should continue to do well in the first quarter of 2000 and will continue to focus on sectors that offer maximum amount of yield commensurate with the appropriate amount of risk.

     The Portfolio is currently invested in 35 corporate issuers, comprising 43% of the Portfolio's net assets, U.S. Treasury issues represent 48%, with 5% in mortgage and asset-backed agency obligations. The remaining 4% represents other/cash equivalents. Our continued emphasis on higher quality is reflected in the average Moody's rating on issues in the Portfolio is Aa2.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                         GROWTH OF A $10,000 INVESTMENT


                                                                                                  LEHMAN BROTHERS LONG GOV/CORP
                                                                    MONY LONG TERM BOND                       INDEX
                                                                    -------------------           -----------------------------
12/31/89                                                                  10000.00                           10000.00
12/31/90                                                                  10626.20                           10645.00
12/31/91                                                                  12498.50                           12723.90
12/31/92                                                                  13596.20                           13809.50
12/31/93                                                                  15531.00                           16040.60
12/31/94                                                                  14577.60                           14902.30
12/31/95                                                                  18956.60                           19365.50
12/31/96                                                                  18897.80                           19393.30
12/31/97                                                                  21437.90                           22209.40
12/31/98                                                                  23598.80                           24823.60
12/31/99                                                                  21804.30                           22923.50

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR    5 YEARS   10 YEARS
-------   -------   --------
-7.60%     8.39%      8.11%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     The Lehman Brothers Long Government/Corporate Bond Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Corporate Bond Index and Government Bond Index that have maturities of ten years or longer. It includes reinvested interest and excludes any transaction or holding charges. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                          PRINCIPAL AMOUNT      VALUE
CORPORATE BONDS AND NOTES -- 43.11%
--------------------------------------------------------------------
Aetna Services Inc.,
  7.625% due 08/15/26                  $ 1,000,000      $    897,006
Apache Finance Canada Corporation,
  7.750% due 12/15/29                    1,000,000           944,213
Associates Corporation of North
  America,
  6.250% due 11/01/08                    1,000,000           922,860
AT &T Corporation,
  6.500% due 03/15/29                    1,000,000           858,698
Boeing Company,
  8.625% due 11/15/31                    1,000,000         1,081,106
Burlington Northern Santa Fe
  Corporation,
  6.750% due 03/15/29                    1,000,000           872,528
Capita Equipment Receivables Trust,
  6.480% due 10/16/06                    1,000,000           948,695
Columbia/HCA Healthcare
  Corporation,
  7.690% due 06/15/25                    1,000,000           810,278
Comed Transitional Funding Trust,
  5.740% due 12/25/10                    1,000,000           902,285
Commonwealth Edison Company,
  7.000% due 07/01/05                    1,000,000           982,371
Conoco Inc.,
  6.950% due 04/15/29                    1,500,000         1,352,818
Crown Cork & Seal Inc.,
  7.375% due 12/15/26                    1,000,000           881,501
Enersis,
  7.400% due 12/01/16                    1,000,000           873,148
Federal Express Corporation Pass
  Through,
  7.500% due 01/15/18                    1,928,688         1,909,449
Fifth Third Capital Trust I,
  8.136% due 03/15/27                    2,000,000         1,920,406
Ford Motor Company Delaware,
  6.375% due 02/01/29                    2,000,000         1,687,368
Fort James Corporation,
  7.750% due 11/15/23                    1,000,000           966,975
General Electric Capital
  Corporation,
  8.300% due 09/20/09                    2,000,000         2,125,588
GTE North Inc.,
  7.625% due 05/15/26                    1,000,000           917,198
Hydro Quebec,
  8.500% due 12/01/29                    1,000,000         1,072,530
Laidlaw Inc.,
  7.875% due 04/15/05                    1,000,000           952,892
Legrand,
  8.500% due 02/15/25                    1,000,000         1,043,395
Lockheed Martin Corporation,
  7.650% due 05/01/16                    1,000,000           932,584
MBIA Inc.,
  7.150% due 07/15/27                    1,000,000           910,445
Merck & Company Inc.,
  5.950% due 12/01/28                    1,000,000           829,710
Merrill Lynch & Company Inc.,
  6.450% due 01/24/00                      500,000           497,940
Merrill Lynch & Company Inc.,
  6.375% due 10/15/08                    1,000,000           923,470
National City Bank Pennsylvania
  Pittsburgh,
  7.250% due 10/21/11                    1,000,000           965,998
National Rural Utilities
  Cooperative Finance,
  5.700% due 01/15/10                    2,000,000         1,762,262

DESCRIPTION                          PRINCIPAL AMOUNT      VALUE
Peco Energy Transition Trust,
  6.130% due 03/01/09                  $ 2,000,000      $  1,841,530
Seagram (J.E.) & Sons Inc.,
  9.650% due 08/15/18                    1,000,000         1,141,007
Standard Credit Card Master Trust
  I,
  7.250% due 04/07/08                    2,000,000         2,002,650
Swiss Bank Corporation New York
  Branch,
  7.750% due 09/01/26                    2,000,000         1,980,640
Texaco Capital Inc.,
  9.750% due 03/15/20                    1,000,000         1,194,029
Tyco Intl Group SA,
  7.000% due 06/15/28                    2,000,000         1,734,640
USA Waste Services Inc.,
  7.000% due 10/01/04                    1,000,000           902,364
Wal-Mart Stores Inc.,
  6.875% due 08/10/09                    2,000,000         1,950,276
Worldcom Inc., Georgia,
  6.950% due 08/15/28                    1,000,000           914,795
                                                        ------------
                                                          45,407,648
                                                        ------------
TOTAL CORPORATE BONDS AND NOTES
(IDENTIFIED COST $48,688,547)                             45,407,648
--------------------------------------------------------------------
COMMERCIAL PAPER -- 1.53%
--------------------------------------------------------------------
Johnson Controls Inc.,
  5.000% due 01/04/00                    1,338,000         1,337,443
Textron Inc.,
  6.450% due 01/14/00                      272,000           271,366
                                                        ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $1,608,809)                               1,608,809
--------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.48%
--------------------------------------------------------------------
Federal Home Loan Mortgage Pc
  Guaranteed,
  6.850% due 01/15/22                    1,000,000           962,955
Federal National Mortgage
  Association,
  6.250% due 05/15/29                    1,000,000           891,554
Federal National Mortgage
  Association REMIC,
  7.500% due 09/25/22                    2,000,000         1,960,888
Tennessee Valley Authority,
  6.000% due 03/15/13                    1,000,000           901,025
                                                        ------------
                                                           4,716,422
                                                        ------------
TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $4,796,882)                               4,716,422
--------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 48.27%
--------------------------------------------------------------------
U.S. Treasury Bond,
  Zero Coupon due 11/15/15              12,500,000         4,241,363
U.S. Treasury Bond,
  7.500% due 11/15/16                    9,500,000        10,165,000
U.S. Treasury Bond,
  7.875% due 02/15/21                    9,000,000        10,060,317
U.S. Treasury Bond,
  6.750% due 08/15/26                    9,500,000         9,544,536
U.S. Treasury Bond,
  6.625% due 02/15/27                   13,500,000        13,373,437

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

DESCRIPTION                          PRINCIPAL AMOUNT      VALUE
U.S. Treasury Bond,
  3.625% due 04/15/28                  $ 1,000,000      $    894,063
U.S. Treasury Bond,
  5.500% due 08/15/28                    3,000,000         2,561,250
                                                        ------------
                                                          50,839,966
                                                        ------------
TOTAL U.S. TREASURY OBLIGATIONS
(IDENTIFIED COST $57,438,542)                             50,839,966
--------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -- 0.91%
--------------------------------------------------------------------
Province of British Columbia,
  Canada,
  7.250% due 09/01/36                    1,000,000           958,580
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(IDENTIFIED COST $992,897)                                   958,580
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $113,525,677)                          $103,531,425
OTHER ASSETS LESS LIABILITIES -- 1.70%                     1,785,705
--------------------------------------------------------------------
NET ASSETS -- 100%                                      $105,317,130
====================================================================

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

     The fourth quarter of 1999 was a story of three markets: of bonds in the midst of a punishing bear market -- one of the worst on record, of "old economy" industrial and consumer stocks that at best treaded water, and of tech stocks, which exploded to the upside. Economic growth also ramped up, probably to at least a 5% annual rate. In response to continued tight labor markets, the Federal Reserve hiked interest rates in November. It was the third tightening this year, and almost certainly not the last in the current cycle. The benchmark S&P 500 Index was up 15.05% for the quarter, while the Russell 2000 Index of smaller stocks was up 18.44%. The benchmark Lehman Brothers Government/Corporate bond Index fell by 0.41%.

     As we enter the new year the overwhelming question is How far does the Fed have to tighten in order to cool off the economy? They have made it clear that they will tighten until growth slows. If one more hike in February is sufficient, we think the markets can move through 2000 at a comfortable cruising speed; if it takes significantly more, then the potential for real turbulence greatly increases.

     For the quarter ended December 31,1999, the Portfolio earned a total return of 17.47%. For the one year period ended December 31, 1999, the Portfolio earned a total return of 30.53% and for the five and ten year periods, the Portfolio earned an average annual return of 23.87% and 15.08% respectively. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the variable Accounts.

     As of December 31, 1999, the Diversified Portfolio's net assets were invested 84% in common stocks, 15% in Treasuries, and 1% in other/cash equivalents.

                         GROWTH OF A $10,000 INVESTMENT

                                                                  MONY SERIES DIVERSIFIED                 S&P 500 INDEX
                                                                  -----------------------                 -------------
12/31/89                                                                  10000.00                           10000.00
12/31/90                                                                  10244.20                            9689.50
12/31/91                                                                  12336.10                           12641.70
12/31/92                                                                  12460.50                           13604.70
12/31/93                                                                  13823.50                           14976.00
12/31/94                                                                  13965.60                           15173.80
12/31/95                                                                  17640.40                           20876.60
12/31/96                                                                  20187.70                           25668.90
12/31/97                                                                  25228.20                           34232.80
12/31/98                                                                  31220.60                           44012.30
12/31/99                                                                  40730.60                           53269.30

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   10 YEARS
------   -------   --------
30.53%   23.87%     15.08%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest in an index.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                                 SHARES          VALUE
COMMON STOCKS -- 84.49%
--------------------------------------------------------------------
AUTOMOTIVE -- 0.75%
  Ford Motor Company                            500       $   26,719
                                                          ----------
BANKING -- 2.90%
  Bank of America Corporation                   400           20,075
  Bank of New York Company Inc.                 700           28,000
  Chase Manhattan Corporation                   400           31,075
  FleetBoston Financial Corporation             700           24,369
                                                          ----------
                                                             103,519
                                                          ----------
BROADCASTING -- 4.18%
  CBS Corporation (a)                           700           44,756
  Cumulus Media Inc. (Class A) (a)              700           35,525
  Infinity Broadcasting Corporation
    (Class A) (a)                               700           25,331
  Time Warner Inc.                              600           43,463
                                                          ----------
                                                             149,075
                                                          ----------
CABLE -- 3.25%
  Cablevision Systems Corporation
    (Class A) (a)                               600           45,300
  Comcast Corporation (a)                     1,400           70,787
                                                          ----------
                                                             116,087
                                                          ----------
CHEMICALS -- 2.05%
  Dow Chemical Company                          300           40,087
  Du Pont (E.I.) de Nemours & Company           500           32,938
                                                          ----------
                                                              73,025
                                                          ----------
COMPUTER HARDWARE -- 7.73%
  Cisco Systems Inc. (a)                        600           64,275
  Dell Computer Corporation (a)                 600           30,600
  EMC Corporation (a)                           600           65,550
  Hewlett-Packard Company                       200           22,788
  Intel Corporation                             600           49,387
  International Business Machines
    Corporation                                 400           43,200
                                                          ----------
                                                             275,800
                                                          ----------
COMPUTER SERVICES -- 3.44%
  America Online Inc. (a)                       600           45,263
  Sun Microsystems Inc. (a)                   1,000           77,437
                                                          ----------
                                                             122,700
                                                          ----------
COMPUTER SOFTWARE -- 4.48%
  Microsoft Corporation (a)                     600           70,050
  Oracle Corporation (a)                        800           89,650
                                                          ----------
                                                             159,700
                                                          ----------
CRUDE & PETROLEUM -- 3.97%
  BP Amoco (ADR)                                500           29,656
  Chevron Corporation                           300           25,988
  Exxon Mobil Corporation                       800           64,450
  Texaco Inc.                                   400           21,725
                                                          ----------
                                                             141,819
                                                          ----------
ELECTRICAL EQUIPMENT -- 4.27%
  Emerson Electric Company                      500           28,687
  General Electric Company                      800          123,800
                                                          ----------
                                                             152,487
                                                          ----------

DESCRIPTION                                 SHARES          VALUE
ENERGY -- 0.73%
  Atlantic Richfield Company                    300       $   25,950
                                                          ----------
HOTELS & RESTAURANTS -- 1.02%
  McDonald's Corporation                        900           36,281
                                                          ----------
MACHINERY -- 1.78%
  Applied Materials Inc. (a)                    500           63,344
                                                          ----------
MEDICAL SERVICES -- 1.89%
  Biogen Inc. (a)                               800           67,600
                                                          ----------
MISC. FINANCIAL SERVICES -- 2.95%
  American Express Company                      300           49,875
  Citigroup Inc.                              1,000           55,562
                                                          ----------
                                                             105,437
                                                          ----------
MULTI-LINE INSURANCE -- 1.51%
  American International Group Inc.             500           54,063
                                                          ----------
OIL SERVICES -- 5.55%
  Baker Hughes Inc.                             700           14,744
  BJ Services Company (a)                       800           33,450
  Diamond Offshore Drilling Inc.                800           24,450
  Halliburton Company                           500           20,125
  Kerr-McGee Corporation                        500           31,000
  Schlumberger Ltd.                             400           22,500
  Tidewater Inc.                                700           25,200
  Transocean Sedco Forex Inc.                    77            2,609
  Weatherford International Inc. (a)            600           23,962
                                                          ----------
                                                             198,040
                                                          ----------
PAPER & FOREST PRODUCTS -- 2.63%
  Bowater Inc.                                  500           27,156
  International Paper Company                   600           33,863
  Temple-Inland Inc.                            500           32,969
                                                          ----------
                                                              93,988
                                                          ----------
PHARMACEUTICALS -- 7.81%
  American Home Products Corporation            800           31,550
  Bristol-Myers Squibb Company                  500           32,094
  Eli Lilly & Company                           500           33,250
  Johnson & Johnson                             400           37,250
  Merck & Company Inc.                          300           20,119
  Pfizer Inc.                                   500           16,219
  Pharmacia & Upjohn Inc.                       300           13,500
  Schering-Plough Corporation                   700           29,531
  Smithkline Beecham (ADR)                      500           32,218
  Warner-Lambert Company                        400           32,775
                                                          ----------
                                                             278,506
                                                          ----------
RETAIL -- 2.80%
  Home Depot Inc.                               750           51,422
  Wal-Mart Stores Inc.                          700           48,387
                                                          ----------
                                                              99,809
                                                          ----------
TECHNOLOGY -- 1.36%
  Texas Instruments Inc.                        500           48,438
                                                          ----------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

DESCRIPTION                                 SHARES          VALUE
TELECOMMUNICATIONS -- 12.10%
  AT&T Corporation                            1,000       $   50,750
  General Instrument Corporation (a)          1,000           85,000
  Global Crossing Ltd. (a)                    1,000           50,000
  Lucent Technologies Inc.                      600           44,887
  MCI WorldCom Inc. (a)                         750           39,797
  Qwest Communications International
    Inc. (a)                                  1,300           55,900
  Sprint Corporation                            800           53,850
  Tellabs Inc. (a)                              800           51,350
                                                          ----------
                                                             431,534
                                                          ----------
WIRELESS COMMUNICATIONS -- 5.34%
  Motorola Inc.                                 300           44,175
  Nokia Corporation (ADR)                       500           95,000
  Sprint PCS (a)                                500           51,250
                                                          ----------
                                                             190,425
                                                          ----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,581,139)                              $3,014,346
--------------------------------------------------------------------

DESCRIPTION                            PRINCIPAL AMOUNT     VALUE
U.S. TREASURY NOTES -- 14.39%
--------------------------------------------------------------------
United States Treasury Notes
  7.50% due 05/15/02                       $500,000       $  513,438
--------------------------------------------------------------------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $508,122)                                   513,438
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $2,089,261)                              $3,527,784
OTHER ASSETS LESS LIABILITIES -- 1.12%                        39,969
--------------------------------------------------------------------
NET ASSETS -- 100%                                        $3,567,753
====================================================================

(a) Non-income producing security.

ADR = American Depository Receipts.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

     A rapidly growing economy and its threat of higher inflation pushed U.S. Treasury and Agency securities up in yield in the fourth quarter. The resulting lower prices gave the bond market one of its worst performances in recent years. The Federal Reserve Bank raised short-term rates three times over the course of 1999, and as the new decade arrived, most market participants were expecting further hikes in the months ahead. Benchmark five-year U.S. treasury rates ended the year at 6.34%, up significantly from 5.76% in the third quarter, and a huge jump from 4.54% at the start of the year. The yield curve remained mostly unchanged in shape, and is still relatively flat by historical standards, with little incremental return for extending out in maturity. U.S. Government Agency did somewhat better, narrowing their yield risk premiums above treasuries.

     The economy accelerated at year-end, showing surprising resilience to the rebound in oil prices, tight labor markets, and the effects of higher interest rates. The Fed has been making it increasingly clear that they are willing to continue tightening until solid evidence appears of slower growth. We remain very cautious on bonds until that day arrives. When it does, we think bonds will begin a substantial rally.

     The Government Securities Portfolio is a bond fund that seeks to maximize income and capital appreciation through the investment in high quality debt obligations issued or guaranteed by the U.S. Government, its Agencies, and instrumentality's. The Portfolio is expected to have a dollar weighted average life between one and five years under most circumstances. The Portfolio had an average maturity of 3.7 years at December 31, 1999.

     For the quarter ended December 31, 1999, the Portfolio earned a total return of .1%. For the one and five year periods ended December 31, 1999, the Portfolio earned a total return of 0.66% and 5.78% respectively. Since inception in May, 1991, the Portfolio earned an average annual return of 5.98% for the period ended December 31, 1999.

     The Portfolio is currently invested 100% in U.S. Treasury and Agency obligations. Investments made in the Government Securities Portfolio are not insured nor guaranteed by the U.S. Government.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                         GROWTH OF A $10,000 INVESTMENT


                                                                                                 LEHMAN BROTHERS INTERMEDIATE GOV
                                                                 MONY GOVERNMENT SECURITIES                 BOND INDEX
                                                                 --------------------------      --------------------------------
5/1/91                                                                    10000.00                           10000.00
12/31/91                                                                  10973.90                           11051.00
12/31/92                                                                  11742.70                           11816.70
12/31/93                                                                  12698.20                           12782.10
12/31/94                                                                  12493.30                           12559.00
12/31/95                                                                  13853.80                           14369.00
12/31/96                                                                  14355.80                           14952.50
12/31/97                                                                  15385.90                           16107.20
12/31/98                                                                  16440.50                           17474.10
12/31/99                                                                  16549.00                           17559.10

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

1 YEAR   5 YEARS   SINCE MAY 1, 1991
------   -------   -----------------
0.66%     5.78%          5.98%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest in an index.

                             MONY SERIES FUND, INC.
                        GOVERNMENT SECURITIES PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                           PRINCIPAL AMOUNT      VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 64.82%
--------------------------------------------------------------------
Attransco Inc.,
  6.120% due 04/01/08                   $ 1,798,084      $ 1,724,812
Federal Home Loan Banks,
  4.875% due 01/22/02                     1,000,000          967,955
Federal Home Loan Banks,
  5.125% due 02/26/02                     1,000,000          971,320
Federal Home Loan Banks,
  5.500% due 01/21/03                     2,000,000        1,936,042
Federal National Mortgage
  Association,
  5.750% due 04/15/03                     2,000,000        1,943,234
Federal National Mortgage
  Association,
  5.875% due 04/23/04                     1,000,000          961,394
Federal National Mortgage
  Association Discount Notes,
  5.750% due 03/09/00                       610,000          603,375
Federal National Mortgage
  Association REMIC,
  7.000% due 01/25/03                       285,000          283,289
Federal National Mortgage
  Association REMIC,
  6.500% due 10/25/03                     1,300,000        1,276,905
Federal National Mortgage
  Association REMIC,
  5.750% due 08/25/18                       290,419          288,298
Freddie Mac,
  6.000% due 07/20/01                     5,000,000        4,956,440
Freddie Mac,
  6.300% due 06/01/04                     3,000,000        2,911,041
Freddie Mac,
  6.500% due 11/15/21                     1,500,000        1,451,550
Freddie Mac,
  6.500% due 03/15/26                     1,000,000          936,245
Freddie Mac Discount Notes,
  Zero Coupon due 01/10/00                  100,000           99,861
Freddie Mac Discount Notes,
  5.680% due 01/18/00                       147,000          146,605
Freddie Mac Discount Notes,
  Zero Coupon due 02/04/00                  260,000          258,651
Freddie Mac Discount Notes,
  5.750% due 02/24/00                       765,000          758,402
Freddie Mac Discount Notes,
  5.750% due 03/21/00                       134,000          132,288
Government National Mortgage
  Association,
  7.500% due 05/15/24                       407,780          405,590

DESCRIPTION                           PRINCIPAL AMOUNT      VALUE
Government National Mortgage
  Association,
  7.500% due 10/15/24                   $   149,793      $   148,989
Government National Mortgage
  Association,
  7.000% due 09/20/28                     1,630,103        1,571,925
Overseas Private Investor
  Corporation,
  7.050% due 11/15/13                     3,000,000        2,950,860
Private Export Funding Corporation,
  7.010% due 04/30/04                     2,000,000        2,011,820
Private Export Funding Corporation,
  5.250% due 05/15/05                     2,500,000        2,318,462
Tennessee Valley Authority,
  6.375% due 06/15/05                       500,000          482,486
Tennessee Valley Authority,
  5.375% due 11/13/08                     2,000,000        1,785,390
Tennessee Valley Authority,
  6.000% due 03/15/13                     1,000,000          901,025
U.S. Department of Housing & Urban
  Development,
  6.230% due 08/01/02                     2,000,000        1,982,246
                                                         -----------
                                                          37,166,500
                                                         -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $38,324,352)                             37,166,500
--------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 32.97%
--------------------------------------------------------------------
U.S. Treasury Note,
  6.250% due 01/31/02                    10,000,000       10,003,130
U.S. Treasury Note,
  5.625% due 12/31/02                     1,000,000          981,250
U.S. Treasury Note,
  5.500% due 01/31/03                     3,000,000        2,929,689
U.S. Treasury Note,
  6.500% due 10/15/06                     5,000,000        4,987,500
                                                         -----------
                                                          18,901,569
                                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS
(IDENTIFIED COST $19,562,483)                             18,901,569
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $57,886,835)                            $56,068,069
OTHER ASSETS LESS LIABILITIES -- 2.21%                     1,268,955
--------------------------------------------------------------------
NET ASSETS -- 100%                                       $57,337,024
====================================================================

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

     And the beat goes on. The U.S.'s economic performance in the fourth quarter continued the strong pace re-established in the third quarter likely producing the first back-to-back 5%+ real GDP growth quarters since the second half of 1984. Consumer spending, with retail sales growth for 1999 of 8.9% (a 15-year high), demonstrated particular strength in the second half of 1999 as evidenced by vehicle sales setting a record in 1999. Healthy real wage growth and the well-publicized torrid performance of the U.S. equity markets (led by the NASDAQ's 51.4% gain from its October 19 quarterly low through year end) leant support to buoyant consumer spending. The labor markets remained very tight with unemployment remaining at 4.1% at the end of the year. On the fiscal front, the federal government is generating substantial surpluses beyond expectations. Thus, the economy carried significant momentum into the New Year. All this is taking place in an environment with little in the way of inflationary signs. In fact, despite the above-trend 4% real GDP growth likely turned in by the U.S. economy in 1999, core inflation in 1999 probably fell modestly below that of 1998 (1.9% vs. 1998's 2.5%). Clearly, commodity prices have picked up measurably in 1999 as oil prices doubled for instance. Nevertheless, there has been minimal translation of higher raw materials and input price increases into consumer-level prices. While the producer-level PPI grew 3.0% in 1999, healthy labor productivity of 3% reduced producers' need to increase prices. The Fed reacted to the persistent strength in the U.S. economy by raising the federal funds target rate 0.25% at its November meeting. The Fed seems poised to again raise interest rates at the February 1-2 meeting based on continued above-trend economic growth. Such action was not taken by the Fed at its December meeting due to the Fed's unwillingness to create any instability in the financial markets in front of the changeover to the Year 2000, which has proven to be a non-event relative to some of the dire predictions made. In its December post-meeting commentary, the Fed was very clear in describing its adoption of a neutral bias on prospective interest rate changes as applicable only to the period before the upcoming February meeting to ensure a smooth transition to 2000. The Fed also expressed clear concern over the economy's strength and potential for supply/demand imbalances developing leading to inflationary pressure. Thus, the Fed telegraphed a rate hike at the February meeting, which is priced into the market. In addition, the market is also anticipating another tightening by the Fed (0.25%?) in the next three months. To capitalize on the upward move in money market interest rates and significant premium paid by issuers to extend maturities beyond year-end, in the fourth quarter the Money Market Portfolio locked in attractive yields in issues extending into 2000. While money market rates in the first half of January have dropped precipitously relative to those seen in December, attractive opportunities to extend into longer maturing/higher yielding investments may soon become available. This may come to pass as the ability of the economy to stave off inflationary pressures may surprise even the Fed.

     The Treasury yield curve shifted up markedly in the fourth quarter. Interest rates on the long bond increased 43 basis points (1/100 of a percentage point) during the quarter from a yield of 6.05% at 9/30/99 to 6.48% at year-end. Yields on the short end rose even more greatly, as the three-month T-bill yield moved up 47 basis points from 4.85% at September 30, 1999 to 5.31% at December 31, 1999 (0.01% discrepancy due to rounding).

     Going forward, the average maturity of the Portfolio will be adjusted selectively to capitalize on opportunities where the Portfolio will be rewarded for duration extension. As noted above, to maintain sufficient liquidity and take advantage of opportunities to garner a substantial yield pickup for securities maturing in the early part of 2000, the average maturity of the Portfolio was shortened from 66.1 days at September 30, 1999 to approximately
45.3 days at year-end.

     The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities to provide flexibility to respond to any changes in the marketplace without sacrificing current income. The 30-day and 7-day effective yields of the Portfolio were 5.87% and 5.98%, respectively, as of December 31, 1999, after charges imposed by the Portfolio. Of course, past performance does not guarantee future investment results.

     Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the Portfolio will maintain a steady net asset value.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1999

DESCRIPTION                          PRINCIPAL AMOUNT      VALUE
COMMERCIAL PAPER -- 92.60%
--------------------------------------------------------------------
American Home Products Corporation,
  6.020% due 01/21/00                  $14,700,000      $ 14,650,837
Aristar Inc.,
  6.050% due 01/28/00                    3,000,000         2,986,387
Aristar Inc.,
  6.150% due 01/31/00                    2,000,000         1,989,750
Aristar Inc.,
  6.100% due 02/04/00                    3,000,000         2,982,717
Associates Corporation of North
  America,
  6.000% due 01/24/00                    3,400,000         3,386,967
Bank of New York,
  5.760% due 02/24/00                   10,000,000         9,913,600
Bankamerica Corporation,
  5.700% due 02/17/00                    6,800,000         6,749,397
Citicorp,
  5.950% due 01/27/00                    9,500,000         9,459,176
Colonial Pipeline Co.,
  6.030% due 03/20/00                    1,585,000         1,564,026
Conagra Inc.,
  6.670% due 01/05/00                    3,000,000         2,997,777
Dominion Resources Inc.,
  6.700% due 01/20/00                    3,000,000         2,989,392
Edison Asset Securitization,
  5.930% due 01/31/00                    2,175,000         2,164,252
Edison Asset Securitization,
  5.850% due 03/10/00                    9,817,000         9,706,927
Enterprise Funding Corporation,
  6.450% due 01/12/00                    1,350,000         1,347,339
Enterprise Funding Corporation,
  6.220% due 01/21/00                    9,000,000         8,968,900
Finova Capital Corporation,
  6.000% due 01/28/00                    1,650,000         1,642,575
Ford Motor Credit Company,
  6.450% due 01/10/00                    5,200,000         5,191,615
Ford Motor Credit Company,
  5.950% due 01/11/00                    4,500,000         4,492,563
General Electric Capital
  Corporation Discount Note,
  6.020% due 01/28/00                   11,050,000        11,000,109
General Motors Corporation,
  5.750% due 02/14/00                      274,000           272,074
General Motors Corporation,
  5.750% due 02/17/00                      160,000           158,799
General Motors Corporation,
  5.770% due 02/18/00                    7,000,000         6,946,147
General Motors Corporation,
  5.900% due 03/22/00                    7,000,000         6,907,075
Golden Funding Corporation,
  5.980% due 04/17/00                    6,775,000         6,654,582
Golden Gate Funding,
  5.820% due 03/03/00                    8,000,000         7,919,813
Goldman Sachs Group L.P.,
  6.258% due 04/01/08                    5,000,000         5,000,000
GTE Corporation,
  6.020% due 01/10/00                    9,050,000         9,036,380
GTE Corporation,
  6.310% due 02/01/00                    5,150,000         5,122,017

DESCRIPTION                          PRINCIPAL AMOUNT      VALUE
Heller Financial Inc.,
  5.800% due 02/24/00                  $10,000,000      $  9,913,000
Heller Financial Inc.,
  5.800% due 03/14/00                    3,000,000         2,964,717
Household Finance Corporation
  Limited,
  5.730% due 02/03/00                   10,000,000         9,947,475
Household International Inc.,
  6.050% due 02/08/00                    5,000,000         4,968,069
Houston Industries Finance L.P.,
  6.470% due 01/12/00                    3,000,000         2,994,069
J. P. Morgan & Company Inc.,
  5.700% due 03/27/00                    1,200,000         1,183,660
Johnson Controls Inc.,
  5.000% due 01/04/00                    3,500,000         3,498,542
Lehman Brothers Inc.,
  6.150% due 03/15/00                    3,575,000         3,577,291
Lehman Syndicated Loan Funding,
  6.613% due 03/15/00                    7,000,000         7,000,000
Merrill Lynch & Company Inc.,
  5.950% due 01/18/00                    1,000,000           997,190
Merrill Lynch & Company Inc.,
  6.550% due 01/20/00                    2,547,000         2,538,195
Montauk Funding Corporation,
  5.950% due 01/26/00                   13,300,000        13,244,755
Paccar Financial Corporation,
  6.200% due 01/11/00                    7,200,000         7,187,600
Province of Quebec,
  5.850% due 06/01/00                      600,000           585,180
Republic of Argentina,
  5.716% due 10/16/00                    4,400,000         4,196,820
Sears Roebuck Acceptance
  Corporation,
  6.050% due 01/18/00                    4,300,000         4,287,715
Sears Roebuck Acceptance
  Corporation,
  6.120% due 02/25/00                   10,000,000         9,906,500
Sony Capital Corporation,
  5.870% due 01/25/00                    6,120,000         6,096,050
Textron Financial Corporation,
  6.900% due 01/14/00                      342,000           341,148
Trident Capital Finance Inc.,
  6.000% due 02/11/00                   15,000,000        14,897,500
TRW Inc.,
  6.480% due 01/10/00                    1,875,000         1,871,963
Union Bancal Commercial Funding,
  5.250% due 05/08/00                    5,000,000         5,000,000
Union Bancal Commercial Funding,
  5.990% due 09/15/00                    4,000,000         4,000,000
Walt Disney Company,
  5.530% due 06/16/00                   10,000,000         9,743,469
Wells Fargo & Company,
  5.870% due 03/03/00                   13,000,000        12,868,577
Windmill Funding Corporation,
  6.080% due 01/04/00                    9,500,000         9,495,187
Windmill Funding Corporation,
  6.280% due 01/12/00                    4,600,000         4,591,173
Windmill Funding Corporation,
  5.870% due 02/25/00                    1,550,000         1,536,099
                                                        ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $311,633,137)                           311,633,137
--------------------------------------------------------------------

                       See notes to financial statements.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 1999

DESCRIPTION                          PRINCIPAL AMOUNT      VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.38%
--------------------------------------------------------------------
Federal Home Loan Bank,
  5.000% due 02/10/00                  $ 8,000,000      $  8,000,000
--------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $8,000,000)                               8,000,000
--------------------------------------------------------------------
VARIABLE RATE SECURITIES -- 3.43%
--------------------------------------------------------------------
Capital One Funding Corporation,
  6.400% due 04/01/11 (v)                3,200,000         3,200,000
Capital One Funding Corporation,
  6.400% due 03/01/17 (v)                2,345,000         2,345,000
Goldman Sachs Group L.P.,
  5.400% due 02/25/00 (v)                6,000,000         6,000,000
                                                        ------------
TOTAL VARIABLE RATE SECURITIES
(IDENTIFIED COST $11,545,000)                             11,545,000
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $331,178,137)                          $331,178,137
OTHER ASSETS LESS LIABILITIES -- 1.59%                     5,354,328
--------------------------------------------------------------------
NET ASSETS -- 100%                                      $336,532,465
====================================================================

(v) Variable interest rate security; interest rate is as of December 31, 1999.

                       See notes to financial statements.

                      (This page intentionally left blank)

                             MONY SERIES FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1999

                                                                                            INTERMEDIATE
                                                    EQUITY GROWTH       EQUITY INCOME        TERM BOND
                                                      PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                    -------------       -------------       ------------
                     ASSETS:
Investments at value..............................   $3,313,384          $18,450,291        $54,236,709
Receivable for fund shares sold...................           --                  640            107,149
Receivable for investments sold...................           --                   --                 --
Dividends and interest receivable.................        1,805               27,241            804,336
Cash and other assets.............................       57,217                  810            500,220
                                                     ----------          -----------        -----------
          Total assets............................    3,372,406           18,478,982         55,648,414
                                                     ----------          -----------        -----------
                   LIABILITIES:
Payable for fund shares redeemed..................           31                   10             12,632
Investment advisory fees payable..................        1,357                7,789             24,174
Administration fees payable.......................          828                1,161              1,718
Accrued expenses and other liabilities............        8,345               10,264             14,720
                                                     ----------          -----------        -----------
          Total liabilities.......................       10,561               19,224             53,244
                                                     ----------          -----------        -----------
               NET ASSETS.........................   $3,361,845          $18,459,758        $55,595,170
                                                     ==========          ===========        ===========
NET ASSETS:
Paid-in capital...................................   $1,120,987          $10,431,460        $54,187,397
Undistributed (accumulated) net investment income
  (loss)..........................................           --              297,278          3,263,672
Undistributed (accumulated) net realized gain
  (loss) on investments...........................      638,015            2,461,125           (209,290)
Unrealized appreciation (depreciation) on
  investments.....................................    1,602,843            5,269,895         (1,646,609)
                                                     ----------          -----------        -----------
               NET ASSETS.........................   $3,361,845          $18,459,758        $55,595,170
                                                     ==========          ===========        ===========
Fund shares outstanding...........................       69,103              788,254          5,138,632
                                                     ----------          -----------        -----------
Net asset value per share.........................       $48.65               $23.42             $10.82
                                                     ==========          ===========        ===========
INVESTMENTS AT COST...............................   $1,710,541          $13,180,396        $55,883,318

                       See notes to financial statements.

\

      LONG TERM                           GOVERNMENT           MONEY
         BOND           DIVERSIFIED       SECURITIES           MARKET
      PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO
     ------------       -----------       -----------       ------------
     $103,531,425       $3,527,784        $56,068,069       $331,178,137
          118,948               --            218,858          3,360,661
               --               --                 --            100,000
        1,961,024            6,564            887,389            759,126
            4,985           83,773            245,893          2,773,834
     ------------       ----------        -----------       ------------
      105,616,382        3,618,121         57,420,209        338,171,758
     ------------       ----------        -----------       ------------
          171,029           39,739             48,713          1,507,449
           45,875            1,464             24,305            109,664
            2,459              862              1,430              4,893
           79,889            8,303              8,737             17,287
     ------------       ----------        -----------       ------------
          299,252           50,368             83,185          1,639,293
     ------------       ----------        -----------       ------------
     $105,317,130       $3,567,753        $57,337,024       $336,532,465
     ============       ==========        ===========       ============
     $109,089,325       $1,546,905        $56,188,757       $336,532,465
        6,952,073           13,687          2,966,251                 --
         (730,016)         568,638                782                 --
       (9,994,252)       1,438,523         (1,818,766)                --
     ------------       ----------        -----------       ------------
     $105,317,130       $3,567,753        $57,337,024       $336,532,465
     ============       ==========        ===========       ============
        8,547,297          155,560          5,254,259        336,532,465
     ------------       ----------        -----------       ------------
           $12.32           $22.93             $10.91              $1.00
     ============       ==========        ===========       ============
     $113,525,677       $2,089,261        $57,886,835       $331,178,137

                       See notes to financial statements.

                             MONY SERIES FUND, INC

                            STATEMENTS OF OPERATIONS

                               DECEMBER 31, 1999

                                                                                           INTERMEDIATE
                                                   EQUITY GROWTH       EQUITY INCOME        TERM BOND
                                                     PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                   -------------       -------------       ------------
INVESTMENT INCOME:
     Interest....................................   $    3,934          $    13,864        $ 3,602,016(1)
     Dividends...................................       27,571(1)           428,398                 --
                                                    ----------          -----------        -----------
          Total investment income................       31,505              442,262          3,602,016
                                                    ----------          -----------        -----------
EXPENSES:
     Investment advisory fees....................       16,417               98,594            297,308
     Custodian fees..............................        7,905               11,082              5,470
     Accounting fees.............................       23,274               24,591             27,929
     Administration fees.........................          828                1,161              1,718
     Directors' fees and expenses................          232                1,397              4,484
     Audit and legal fees........................           --                  782              3,420
                                                    ----------          -----------        -----------
          Total expenses.........................       48,656              137,607            340,329
                                                    ----------          -----------        -----------
       Less: Expenses reduced by a custodian fee
          arrangement............................       (1,259)              (1,145)            (1,985)
                                                    ----------          -----------        -----------
       Total expenses, net of expense
          reduction..............................       47,397              136,462            338,344
                                                    ----------          -----------        -----------
            NET INVESTMENT INCOME (LOSS).........      (15,892)             305,800          3,263,672
                                                    ----------          -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
     Net realized gain (loss) on security
       transactions..............................      658,501            2,439,376            (43,997)
     Net change in unrealized gain (loss) on
       investments...............................      408,644           (1,208,862)        (3,099,186)
                                                    ----------          -----------        -----------
          Net realized and unrealized gain (loss)
            on investments.......................    1,067,145            1,230,514         (3,143,183)
                                                    ----------          -----------        -----------
          NET INCREASE (DECREASE) IN NET ASSETS
            RESULTING FROM OPERATIONS............   $1,051,253          $ 1,536,314        $   120,489
                                                    ==========          ===========        ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $46 for Equity Growth, $5,336 for Intermediate Term Bond, and $4,808 for Long Term Bond.

         LONG TERM                       GOVERNMENT         MONEY
            BOND         DIVERSIFIED     SECURITIES        MARKET
         PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
        ------------     -----------     -----------     -----------
        $  7,627,205(1)   $ 38,843       $ 3,300,187     $16,135,618
                  --        25,397                --              --
        ------------      --------       -----------     -----------
           7,627,205        64,240         3,300,187      16,135,618
        ------------      --------       -----------     -----------
             616,044        17,505           293,589       1,213,963
               6,931         7,701             4,806          15,864
              33,351        23,266            27,399          51,287
               2,459           862             1,430           4,893
               9,766           245             4,044          27,043
               8,153         2,147             6,099          25,407
        ------------      --------       -----------     -----------
             676,704        51,726           337,367       1,338,457
        ------------      --------       -----------     -----------
              (1,572)       (1,173)           (3,431)         (5,849)
        ------------      --------       -----------     -----------
             675,132        50,553           333,936       1,332,608
        ------------      --------       -----------     -----------
           6,952,073        13,687         2,966,251      14,803,010
        ------------      --------       -----------     -----------
            (699,531)      573,398               782              --
         (16,322,516)      336,292        (2,586,738)             --
        ------------      --------       -----------     -----------
         (17,022,047)      909,690        (2,585,956)              0
        ------------      --------       -----------     -----------
        $(10,069,974)     $923,377       $   380,295     $14,803,010
        ============      ========       ===========     ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

                             MONY SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECEMBER 31, 1999

                                                                  EQUITY GROWTH PORTFOLIO
                                                              -------------------------------
                                                               YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  1999               1998
                                                              ------------       ------------
OPERATIONS:
  Net investment income (loss)..............................  $   (15,892)        $  (13,658)
  Net realized gain (loss) on investments...................      658,501            278,489
  Net change in unrealized gain (loss) on investments.......      408,644            392,152
                                                              -----------         ----------
  Increase (decrease) in net assets resulting from
     operations.............................................    1,051,253            656,983
                                                              -----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................           --           (119,498)
  Net realized gains on investments.........................     (268,388)          (342,882)
                                                              -----------         ----------
       Total distributions to shareholders..................     (268,388)          (462,380)
                                                              -----------         ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................      784,022             95,975
  Reinvestment of distributions.............................      268,388            462,380
  Shares redeemed...........................................   (1,582,781)          (442,713)
                                                              -----------         ----------
       Total increase (decrease) in net assets resulting
          from capital share transactions...................     (530,371)           115,642
                                                              -----------         ----------
       Total increase (decrease) in net assets..............      252,494            310,245
NET ASSETS:
  Beginning of period.......................................    3,109,351          2,799,106
                                                              -----------         ----------
  End of period.............................................  $ 3,361,845         $3,109,351
                                                              ===========         ==========
SHARES ISSUES AND REDEEMED:
  Issued....................................................       18,414              2,784
  Issued in reinvestment of distributions...................        6,585             13,656
  Redeemed..................................................      (37,287)           (12,625)
                                                              -----------         ----------
          Net increase (decrease)...........................      (12,288)             3,815
                                                              ===========         ==========

                       See notes to financial statements.

                                        INTERMEDIATE TERM
       EQUITY INCOME PORTFOLIO           BOND PORTFOLIO           LONG TERM BOND PORTFOLIO
     ---------------------------   ---------------------------   ---------------------------
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
         1999           1998           1999           1998           1999           1998
     ------------   ------------   ------------   ------------   ------------   ------------
     $   305,800    $   375,239    $  3,263,672   $  2,897,928   $  6,952,073   $  5,178,086
       2,439,376      3,086,639         (43,997)        77,522       (699,531)     2,529,920
      (1,208,862)    (1,030,272)     (3,099,186)       678,142    (16,322,516)       895,785
     -----------    -----------    ------------   ------------   ------------   ------------
       1,536,314      2,431,606         120,489      3,653,592    (10,069,974)     8,603,791
     -----------    -----------    ------------   ------------   ------------   ------------
        (365,229)      (632,565)     (2,897,928)    (2,478,951)    (5,178,086)    (4,173,497)
      (3,095,880)    (2,642,564)             --             --     (2,529,914)      (314,904)
     -----------    -----------    ------------   ------------   ------------   ------------
      (3,461,109)    (3,275,129)     (2,897,928)    (2,478,951)    (7,708,000)    (4,488,401)
     -----------    -----------    ------------   ------------   ------------   ------------
         517,508        796,187      22,066,468     27,469,322     59,904,018     72,363,250
       3,461,109      3,275,129       2,897,928      2,478,951      7,708,000      4,488,401
      (3,395,551)    (4,147,192)    (26,123,240)   (15,808,455)   (67,473,704)   (33,363,015)
     -----------    -----------    ------------   ------------   ------------   ------------
         583,066        (75,876)     (1,158,844)    14,139,818        138,314     43,488,636
     -----------    -----------    ------------   ------------   ------------   ------------
      (1,341,729)      (919,399)     (3,936,283)    15,314,459    (17,639,660)    47,604,026
      19,801,487     20,720,886      59,531,453     44,216,994    122,956,790     75,352,764
     -----------    -----------    ------------   ------------   ------------   ------------
     $18,459,758    $19,801,487    $ 55,595,170   $ 59,531,453   $105,317,130   $122,956,790
     ===========    ===========    ============   ============   ============   ============
          22,131         29,633       2,013,583      2,465,899      4,471,785      5,224,600
         141,965        126,845         269,324        231,461        608,366        344,731
        (138,809)      (158,014)     (2,398,901)    (1,417,637)    (5,207,500)    (2,417,533)
     -----------    -----------    ------------   ------------   ------------   ------------
          25,287         (1,536)       (115,994)     1,279,723       (127,349)     3,151,798
     ===========    ===========    ============   ============   ============   ============

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECEMBER 31, 1999

                                                                   DIVERSIFIED PORTFOLIO
                                                              -------------------------------
                                                               YEAR ENDED         YEAR ENDED
                                                              DECEMBER 31,       DECEMBER 31,
                                                                  1999               1998
                                                              ------------       ------------
OPERATIONS:
  Net investment income (loss)..............................   $   13,687         $   12,540
  Net realized gain (loss) on investments...................      573,398            406,579
  Net change in unrealized gain (loss) on investments.......      336,292            234,702
                                                               ----------         ----------
  Increase (decrease) in net assets resulting from
     operations.............................................      923,377            653,821
                                                               ----------         ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................      (12,540)          (233,109)
  Net realized gains on investments.........................     (411,314)          (468,435)
                                                               ----------         ----------
       Total distributions to shareholders..................     (423,854)          (701,544)
                                                               ----------         ----------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................      330,574            200,875
  Reinvestment of distributions.............................      423,854            701,544
  Shares redeemed...........................................     (965,818)          (804,465)
                                                               ----------         ----------
       Total increase (decrease) in net assets resulting
          from capital share transactions...................     (211,390)            97,954
                                                               ----------         ----------
       Total increase (decrease) in net assets..............      288,133             50,231
NET ASSETS:
  Beginning of period.......................................    3,279,620          3,229,389
                                                               ----------         ----------
  End of period.............................................   $3,567,753         $3,279,620
                                                               ==========         ==========
SHARES ISSUES AND REDEEMED:
  Issued....................................................       15,810             10,555
  Issued in reinvestment of distributions...................       21,246             39,703
  Redeemed..................................................      (46,180)           (42,265)
                                                               ----------         ----------
          Net increase (decrease)...........................       (9,124)             7,993
                                                               ==========         ==========

                       See notes to financial statements.

           GOVERNMENT SECURITIES
                 PORTFOLIO                        MONEY MARKET PORTFOLIO
      -------------------------------       -----------------------------------
       YEAR ENDED         YEAR ENDED         YEAR ENDED           YEAR ENDED
      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
          1999               1998               1999                 1998
      ------------       ------------       -------------       ---------------
      $  2,966,251       $  1,817,929       $  14,803,010       $    12,917,964
               782             12,868                  --                    --
        (2,586,738)           449,812                  --                    --
      ------------       ------------       -------------       ---------------
           380,295          2,280,609          14,803,010            12,917,964
      ------------       ------------       -------------       ---------------
        (1,817,929)        (1,106,347)        (14,803,010)          (12,917,964)
           (11,126)                --                  --                    --
      ------------       ------------       -------------       ---------------
        (1,829,055)        (1,106,347)        (14,803,010)          (12,917,964)
      ------------       ------------       -------------       ---------------
        35,392,288         41,828,223         605,338,269         1,317,395,361
         1,829,055          1,106,347          14,803,010            12,917,964
       (33,050,372)       (14,559,912)       (633,030,174)       (1,139,178,202)
      ------------       ------------       -------------       ---------------
         4,170,971         28,374,658         (12,888,895)          191,135,123
      ------------       ------------       -------------       ---------------
         2,722,211         29,548,920         (12,888,895)          191,135,123
        54,614,813         25,065,893         349,421,360           158,286,237
      ------------       ------------       -------------       ---------------
      $ 57,337,024       $ 54,614,813       $ 336,532,465       $   349,421,360
      ============       ============       =============       ===============
         3,220,997          3,806,065         605,338,269         1,317,395,361
           169,044            104,570          14,803,010            12,917,964
        (3,025,293)        (1,323,593)       (633,030,174)       (1,139,178,202)
      ------------       ------------       -------------       ---------------
           364,748          2,587,042         (12,888,895)          191,135,123
      ============       ============       =============       ===============

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven separate investment funds or portfolios as follows: Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own expenses and also its proportionate share of the general expenses of the Fund. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     The Fund is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

  A. Portfolio Valuations:

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities held by Money Market Portfolio are valued at amortized cost.

     Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 1999, there were no such securities.

  B. Federal Income Taxes:

     No provision for Federal income or excise taxes is required because the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

  C. Security Transactions and Investment Income:

     Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for accounting and Federal income tax purposes. Dividend income received and distributions paid to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 1999

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
  D. Expenses:

     Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Fund which are generally allocated based on average net assets.

  E. Dividends and Distributions:

     Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio.

     Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

  F. Use of Estimates in Preparation of Financial Statements:

     Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors, officers and employees of the Fund who are affiliated with the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee. The investment advisory fee is payable monthly and is computed as a percentage of each portfolio's average daily net assets at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of each of the Fund's portfolios except the Money Market Portfolio, which is 0.40% of the first $400,000,000 of the average daily net assets; 0.35% of the next $400,000,000 of the average daily net assets of each of the Fund's portfolios; and 0.30% of the average daily net assets of each of the Fund's portfolios in excess of $800,000,000.

     MONY also provided transfer agent services to the fund until November 30, 1999, when transfer agency services were contracted with State Street Bank and Trust Company. The fees associated with transfer agent services are included in accounting fees in the accompanying statements of operations. Effective December 1, 1999, the fund contracted with Enterprise Capital Management ("ECM"), a wholly-owned subsidiary of MONY, to provide administrative services to the fund. ECM receives an administrative fee equal to 0.03% of the fund's average daily net assets.

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 1999

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS (CONTINUED)
     Aggregate directors fees incurred for non-affiliated Directors' of the Fund for the year ended December 31, 1999 amounted to $47,211.

4. CAPITAL STOCK

  A. Authorized Capital Stock:

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios as follows: Equity Growth (150 million shares); Equity Income (150 million shares); Intermediate Term Bond (150 million shares); Long Term Bond (150 million shares); Diversified (150 million shares); Government Securities (150 million shares); and Money Market (750 million shares). The remaining shares may be issued to any new or existing portfolio upon approval of the Board of Directors.

5. PURCHASES AND SALES OF INVESTMENTS

     For the year ended December 31, 1999 purchases and sales of investments, other than short-term investments, were as follows:

                                                                       PURCHASES       SALES
                                                                       ---------       -----
Equity Growth..........................  Common Stock                 $   986,223   $ 1,755,167
Equity Income..........................  Common Stock                   5,218,806     7,868,228
Intermediate Term Bond.................  U.S. Government Obligations   17,291,074    18,489,875
                                         Corporate Bonds                7,003,198     4,734,450
Long Term Bond.........................  U.S. Government Obligations   34,415,428    33,462,176
                                         Corporate Bonds               23,660,181    16,277,785
Diversified............................  Common Stock                     905,870     1,426,029
Government Securities..................  U.S. Government               27,501,171     3,895,675

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1999, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                         UNREALIZED     UNREALIZED     NET UNREALIZED
               PORTFOLIO                   TAX COST         GAIN           LOSS         GAIN (LOSS)
               ---------                   --------      ----------     ----------     --------------
Equity Growth..........................  $  1,714,519    $1,609,453    $    (10,588)    $  1,598,865
Equity Income..........................    13,170,320     5,681,439        (401,468)       5,279,971
Intermediate Term Bond.................    55,923,671         9,604      (1,696,566)      (1,686,962)
Long Term Bond.........................   113,763,013       313,880     (10,545,468)     (10,231,588)
Diversified............................     2,093,997     1,447,384         (13,597)       1,433,787
Government Securities..................    57,886,835        30,184      (1,848,950)      (1,818,766)

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts, and losses deferred due to wash sales.

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 1999

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS (CONTINUED) Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

     During the year ended December 31, 1999, the Equity Growth Portfolio increased undistributed net investment income and decreased undistributed realized gains by $15,892 and the Equity Income Portfolio increased undistributed realized gains and decreased undistributed net investment income by $8,521. These differences are primarily due to return of capital distributions received on investments. These reclassifications had no impact on net assets or net asset values per share.

7. FEDERAL INCOME TAX-CAPITAL LOSS CARRYFORWARD

     At December 31, 1999, the following Portfolios had capital loss carryforwards available to offset future capital gains, if any, for federal income tax purposes:

                         PORTFOLIO                             AMOUNT     EXPIRATION DATE
                         ---------                             ------     ---------------
Intermediate Term Bond......................................  $ 22,753   December 31, 2004
                                                               112,050   December 31, 2005
                                                                34,136   December 31, 2007
                                                              --------
                                                              $168,939
                                                              ========
Long Term Bond..............................................   492,687   December 31, 2007
                                                              ========

                             MONY SERIES FUND, INC.
                               DECEMBER 31, 1999
                      FEDERAL TAX INFORMATION (UNAUDITED):

     The capital gains distributions paid to shareholders from each Portfolio, taken in additional shares, were as follows:

Equity Growth...............................................  $  244,903
Equity Income...............................................   3,095,880
Intermediate Term Bond......................................          --
Long Term Bond..............................................   2,277,660
Diversified.................................................     360,297
Government Securities.......................................       1,135

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of MONY Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market Portfolios of the MONY Series Fund, Inc. (collectively the "Fund") at December 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2000

                                     PART C

                               OTHER INFORMATION


Registrant hereby incorporates herein by reference the Prospectus and Statement of Additional Information included in Post-Effective Amendment No. 19 to Registration Statement on Form N-1A (Registration No. 2-95501).



ITEM 23.  EXHIBITS



     (a) Articles of Incorporation of MONY Series Fund, Inc. previously filed with the Commission as Exhibit 1 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.



     (b) By-Laws of MONY Series Fund, Inc. as amended, previously filed with the Commission as Exhibit 2 in Post-Effective Amendment No. 8 to Registration Statement dated February 26, 1993 (Registration No. 2-95501) is incorporated herein by reference.



     (d)(1) Amended Investment Advisory Agreement Between MONY Life Insurance Company of America and MONY Series Fund, Inc. filed as Exhibit 5(i) in Post-Effective Amendment No. 14 to Registration Statement dated February 27, 1998 (Registration No. 2-95501 is incorporated herein by reference.



     (2) Services Agreement Between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 5(ii) in Pre-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.



     (e) (i) Underwriting Agreement Between MONY Securities Corp., MONY Series Fund, Inc., and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 6(i) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration No. 2-95501) is incorporated herein by reference.


     (ii) Underwriting Agreement Between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc. and MONY Securities Corp. previously filed with the Commission as Exhibit 6(ii) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration No. 2-95501) is incorporated herein by reference.


     (g) Custody Agreement Between Chemical Bank, now known as Chase Manhattan Bank, and MONY Series Fund, Inc., previously filed with the Commission as
Exhibit 8 in Post-Effective Amendment No. 5 to Registration Statement dated February 28, 1990 (Registration No. 2-9550) is incorporated herein by reference.



     (i) Opinion and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 10 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.



     (j)(1) Consent of PricewaterhouseCoopers LLP, Independent Accountants filed herewith as Exhibit 11.(a).



     (2) Representation and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 11(b) in Post-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.



     (l) Capitalization Agreement between MONY Series Fund, Inc. and The Mutual Life Insurance Company of New York previously filed with the Commission as
Exhibit 13 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.



     (p) Code of Ethics for Operation of MONY Series Fund, Inc. is filed herewith as Exhibit (p).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     MONY Life Insurance Company ("MONY"), a stock life insurance company organized under the laws of New York, through the Keynote Series Account, MONY Variable Account A, MONY Variable Account L and MONY Variable Account S, and MONY Life Insurance Company of America ("MONY America"), a corporation organized under the laws of Arizona, through MONY America Variable Account A, MONY America Variable Account L, and MONY America Variable Account S will own all of Registrant's outstanding securities, except those shares of the Registrant purchased by MONY for its own account as initial capitalization for the Registrant, as described in the Registrant's Prospectus (Shares in the Fund) and Statement of Additional Information (Control Persons). Those shares will be voted as directed by persons having interests in the respective Variable Accounts, registered as unit investment trusts under the Investment Company Act of 1940 (the "1940 Act"). Registrant might nonetheless be deemed to be controlled by such Companies by virtue of the presumption contained in Section 2(a)(9) of the 1940 Act although Registrant disclaims such control. MONY America is a wholly-owned subsidiary of MONY. The subsidiaries of MONY are as follows:

                             [ORGANIZATIONAL CHART]

ITEM 25.  INDEMNIFICATION


     Article VII, paragraph (4) of Registrant's Articles of Incorporation provides that:

          The Corporation shall have the power and authority to indemnify its directors, officers and employees to the fullest extent permitted by law. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article VIII of the Registrant's By-Laws provides that:

          Each officer, director, employee or agent of the Corporation shall be indemnified by the Corporation to the fullest extent permitted under the Maryland General Corporation Law and the Investment Company Act of 1940, as amended. Nothing in the By-Laws protects or purports to protect any director, officer, employee, or agent of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Article V of the Investment Advisory Agreement between Registrant and MONY America provides that:

          The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the investment management services it performs under this Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard in the performance of the duties or obligations under this Agreement of Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement). With respect to the administrative services it is obligated to perform under this Agreement, the Adviser will not be liable for any action taken or omitted by it in good faith without negligence.

     The MONY Directors' and Officers' Liability and Corporate Reimbursement Insurance Policies, provide coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, actual or alleged error or misstatement or misleading statement, or net or omission or neglect or breach of duty by a director or officer of MONY, any of its subsidiaries, or investment companies affiliated with MONY (including the Registrant), or any matter (not excluded by the coverage) claimed against him solely by reason of his being a director or officer. The coverage Corporate Reimbursement is provided to these insureds to the extent they shall be required or permitted according to applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such loss, to the extent that they shall not be indemnified. Loss essentially is the legal liability on claims against a director or officer, including damages, judgments, settlements, costs, costs of investigation (excluding salaries of officers or employees), amounts incurred in the defense of legal actions, claims or proceedings and appeals therefrom and cost of attachment or similar bonds. There are a number of exclusions from coverage. One of the policies was issued by the Sargasso Mutual Insurance Company, Ltd. and provides coverage for both Corporate Reimbursement and Individual Reimbursement. The aggregate limit of coverage under the policies is $15,000,000 each policy year, the corporate retention is $1,000,000 per loss, and retention per person is $5,000 with an aggregate retention of $50,000 for all persons per loss. After the retention limits are satisfied, the coverage pays 99.5 percent of covered loss up to $1,000,000, and 100 percent of covered loss in excess of $1,000,000. In addition, policies were issued by Corporate Officers and Directors Assurance, Ltd. and ACE Insurance, Ltd. providing Individual Reimbursement coverage as excess over the Sargasso policy with limits of $10,000,000 and $25,000,000, respectively.

     Pursuant to Section 17(g) of the Investment Company Act of 1940 and the rules thereunder, a single insured blanket fidelity bond has been issued to the Registrant by National Union Fire Insurance Company of

Pittsburgh, Pa. It covers the Registrant's employees (as defined in the bond and including officers) for losses through dishonesty or fraud, certain losses of property, losses sustained by reason of liability imposed by law or by the constitution, rules or regulations of any stock exchange if the Registrant had been a member thereof, certain losses through forgery or alteration and losses through the good faith receipt of counterfeit or altered currency. There are a number of exclusions from coverage. The limit of liability under the bond is $3,000,000 with no provision for any deductible amount by the Registrant.

     Lexington Insurance Company has also issued an Investment Counselors Errors and Omissions Policy which covers the Registrant, MONY Life Insurance Company of America as Investment Adviser. It covers the foregoing corporations, and their officers, directors and employees for loss (as defined in the policy) from any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted. There are a number of exclusions from coverage. The limit of liability under the policy is $1,000,000. The deductible amount for each loss is $75,000 with respect to a corporation and individuals who are indemnifiable and $5,000 with respect to individuals who are not indemnifiable.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER



  (a) Directors and Officers of MONY


     MONY is managed by its Board of Directors. The directors of MONY (including their principal occupations) and the principal officers of MONY (including their positions and offices, as well as their principal occupations during the past two fiscal years and their affiliations with MONY's subsidiaries) at February 1, 1999 are as follows:

                                   DIRECTORS

     CLAUDE M. BALLARD, Limited Partner, Goldman, Sachs & Company, New York, New York.

     TOM H. BARRETT, Former Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.

     DAVID L. CALL, Donald P. Lynch Dean Emeritus, Dean, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.

     G. ROBERT DURHAM, Retired Chairman and Chief Executive Officer, Walter Industries, Inc., Tampa, Fla. and Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation.

     JAMES B. FARLEY, Retired Chairman and Chief Executive Officer, MONY.

     ROBERT HOLLAND, JR., President and Chief Executive Officer, WorkPlace Integrators, Bingham Farms, Michigan.

     JAMES L. JOHNSON, Chairman Emeritus, GTE Corporation, Stamford, Connecticut 06904.

     ROBERT R. KILEY, President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, Inc., New York, NY.

     JOHN R. MEYER, Professor Emeritus, Harvard University, Cambridge, Massachusetts 02138.

     JANE C. PFEIFFER, Management Consultant, Greenwich, Ct.

     THOMAS C. THEOBALD, Managing Director, William Blair Capital Partnership, L.L.C., Chicago, Illinois.

                               OFFICER-DIRECTORS

     MICHAEL I. ROTH, Director, Chairman and Chief Executive Officer, The MONY Group Inc.; Director, Chairman and Chief Executive Officer, MONY; Director, Chairman and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc., and 1740 Advisers, Inc.

     SAMUEL J. FOTI, Director, President and Chief Operating Officer, The MONY Group Inc.; Director, President and Chief Operating Officer, MONY; Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director and Chairman, MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., MONY Bank & Trust Company of the Americas, Ltd.; Director, MONY Brokerage, Inc.,

     KENNETH M. LEVINE, Director, Executive Vice President and Chief Investment Officer, The MONY Group Inc.; Director, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President, MONY Series Fund, Inc.; Director, Chairman and Chief Executive Officer, 1740 Ventures, Inc., MONY Realty Partners, Inc.; Director and President, MONY Funding, Inc.; Director and Executive Vice President, MONY Life Insurance Company of America; Director, 1740 Advisers, Inc.

     The business and other connections of MONY's officers are listed on schedules A and D of Form ADV for MONY as filed with the Commission on December 20, 1977 and as amended, the text of which is hereby incorporated by reference.


  (b) Directors and Officers of MONY America


     The business and other connections of MONY America's officers are listed in MONY America Variable Account A (Registration No. 33-20453) ordered effective August 1, 1988 as it may be amended from time to time and as currently on file with the Commission, the text of which is hereby incorporated by reference.

     The business address for all the directors of MONY America is 1740 Broadway, New York, New York 10019.


ITEM 27.  PRINCIPAL UNDERWRITERS


     MONY Securities Corporation ("MSC") is the principal underwriter of the Fund and also acts as principal underwriter of the Contracts. MONY acts as a subinvestment adviser to the Fund through the Services Agreement. The names of MONY's directors and officers, as well as their principal business addresses and positions and offices with MONY, are provided or referenced in response to Item
28. Neither MONY nor any other person receives commissions or other compensation in connection with distribution of the Fund's shares, although they may receive such commissions in connection with underwriting of the Contracts.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS



     All accounts, books, or other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019, or State Street Bank and Trust Company, the Registrant's custodian.



ITEM 29.  MANAGEMENT SERVICES


     Not applicable.

ITEM 30.  UNDERTAKINGS


     (a) Not applicable.

     (b) Not Applicable.

     (c) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the provisions of its By-Laws and the laws of Maryland or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses paid or incurred by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 19 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 25th day of February, 2000 and Registrant hereby certifies that the requirements of Rule 485(a) have been met.


                                          MONY Series Fund, Inc.

                                          By /s/    KENNETH M. LEVINE
                                            ------------------------------------
                                                Kenneth M. Levine, Chairman
                                                 of the Board and President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----

                /s/ KENNETH M. LEVINE                  Director, Chairman of the
-----------------------------------------------------    Board and President
                  Kenneth M. Levine                      (Principal Executive
                                                         Officer)

                   /s/ JOEL DAVIS                      Director
-----------------------------------------------------
                     Joel Davis

                /s/ MICHAEL J. DRABB                   Director
-----------------------------------------------------
                  Michael J. Drabb

                /s/ ALAN J. HARTNICK                   Director                       February 25, 2000
-----------------------------------------------------
                  Alan J. Hartnick

                 /s/ FLOYD L. SMITH                    Director
-----------------------------------------------------
                   Floyd L. Smith

                                 EXHIBIT INDEX


EXHIBIT NO.
-----------
  (j)(1.)     Consent of PricewaterhouseCoopers LLP, Independent
              Accountants
      (p)     Code of Ethics for Operation of MONY Series Fund, Inc.